Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of

EquiTrust Life Variable Account

EquiTrust Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise EquiTrust Life Variable Account (the Separate Account), as of December 31, 2024, and the related statements of operations and changes in net assets for the year then ended, and the related notes (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, and the results of its operations and changes in net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Forvis Mazars LLP

We have served as the Separate Account’s auditor since 2024.

West Des Moines, Iowa

April 29, 2025

Appendix

Subaccounts comprising EquiTrust Life Variable Account

Fund Name
Product A & B	Product C
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	CVT EAFE International Index Portfolio - Class F
BNY Mellon VIF Appreciation Portfolio - Initial Shares	CVT NASDAQ-100 Index Portfolio
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	CVT Russell 2000® Small Cap Index Portfolio - Class F
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	CVT S&P MidCap 400 Index Portfolio - Class F
CVT NASDAQ-100 Index Portfolio	Columbia VP Small Cap Value Fund - Class 2
CVT Russell 2000® Small Cap Index Portfolio	DWS International Growth VIP - Class A
CVT S&P MidCap 400 Index Portfolio	Federated Hermes Government Money Fund II - Service Shares
Federated Hermes Government Money Fund II - Service Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
Federated Hermes Managed Volatility Fund II - Primary Shares	Federated Hermes Quality Bond Fund II - Primary Shares
Federated Hermes Quality Bond Fund II - Primary Shares	Fidelity® VIP Contrafund® Portfolio - Service Class 2
Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Service Class 2
Fidelity® VIP Growth & Income Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Service Class 2
Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Service Class 2
Fidelity® VIP High Income Portfolio - Service Class 2	Fidelity® VIP Mid Cap Portfolio - Service Class 2
Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Real Estate Portfolio - Service Class 2
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Franklin Mutual Shares VIP Fund - Class 2
Fidelity® VIP Overseas Portfolio - Initial Class	Franklin Small Cap Value VIP Fund - Class 2
Franklin Global Real Estate VIP Fund - Class 2	Franklin U.S. Government Securities VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2
Franklin Small Cap Value VIP Fund - Class 2	T. Rowe Price Equity Income Portfolio
Franklin Small-Mid Cap Growth VIP Fund - Class 2	T. Rowe Price International Stock Portfolio
Franklin U.S. Government Securities VIP Fund - Class 2
Templeton Growth VIP Fund - Class 2
LVIP American Century Capital Appreciation Fund – Standard II
LVIP American Century Inflation Protection Fund – Standard II
LVIP American Century Mid Cap Value Fund – Standard II
LVIP American Century Ultra Fund – Standard II
LVIP American Century Value Fund – Standard II
LVIP JPMorgan Mid Cap Value Fund - Standard
LVIP JPMorgan Small Cap Core Fund - Standard
T. Rowe Price All-Cap Opportunities Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Moderate Allocation Portfolio
T. Rowe Price International Stock Portfolio

2

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of EquiTrust Life Variable Account

EquiTrust Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of changes in net assets of each of the subaccounts listed in the Appendix that comprise EquiTrust Life Variable Account (the Separate Account) for the year ended December 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the changes in its net assets for the year ended December 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We served as the Separate Account’s auditor from 1998 to 2024.

Des Moines, Iowa

April 24, 2024

3

Appendix:

Subaccounts comprising EquiTrust Life Variable Account

Subaccounts

Product A & B

BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares

BNY Mellon VIF Appreciation Portfolio – Initial Shares

BNY Mellon VIF Growth & Income Portfolio – Initial Shares

BNY Mellon VIF Opportunistic Small Cap Portfolio – Initial Shares

CVT NASDAQ-100 Index Portfolio

CVT Russell 2000® Small Cap Index Portfolio

CVT S&P MidCap 400 Index Portfolio

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Growth & Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class

Franklin Global Real Estate VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Growth VIP Fund - Class 2

LVIP American Century Capital Appreciation Fund – Standard II

LVIP American Century Inflation Protection Fund – Standard II

LVIP American Century Mid Cap Value Fund – Standard II

LVIP American Century Ultra Fund – Standard II

LVIP American Century Value Fund – Standard II

LVIP JPMorgan Mid Cap Value Fund - Standard

LVIP JPMorgan Small Cap Core Fund - Standard

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price International Stock Portfolio

Product C

CVT EAFE International Index Portfolio - Class F

CVT NASDAQ-100 Index Portfolio

CVT Russell 2000® Small Cap Index Portfolio - Class F

CVT S&P MidCap 400 Index Portfolio - Class F

Columbia VP Small Cap Value Fund - Class 2

DWS International Growth VIP - Class A

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Real Estate Portfolio - Service Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 2

T. Rowe Price Equity Income Portfolio

T. Rowe Price International Stock Portfolio

4

EquiTrust Life Variable Account

Statements of Assets and Liabilities

December 31, 2024

		Net assets		Investments in mutual funds
	Investments in
	shares of mutual
	funds, at fair	Accumulation				Accumulation
Subaccount	value	units	Total net assets	Cost	Shares owned	units outstanding
Product A & B
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$139,161	$139,161	$139,161	$95,689	2,561.41	3,050.90
BNY Mellon VIF Appreciation Portfolio - Initial Shares	726,710	726,710	726,710	725,838	19,915.32	12,367.98
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	249,473	249,473	249,473	198,761	6,656.16	4,889.10
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	428,054	428,054	428,054	441,380	9,826.78	11,701.64
CVT NASDAQ-100 Index Portfolio	752,045	752,045	752,045	340,178	4,494.11	6,527.88
CVT Russell 2000® Small Cap Index Portfolio	222,898	222,898	222,898	199,038	2,594.86	4,541.98
CVT S&P MidCap 400 Index Portfolio	204,684	204,684	204,684	174,530	1,593.37	3,003.93
Federated Hermes Government Money Fund II - Service Shares	279,976	279,976	279,976	279,976	279,975.75	27,591.81
Federated Hermes Managed Volatility Fund II - Primary Shares	760,549	760,549	760,549	736,359	74,636.82	35,631.54
Federated Hermes Quality Bond Fund II - Primary Shares	749,191	749,191	749,191	787,296	73,306.33	59,573.15
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,115,252	1,115,252	1,115,252	788,484	19,248.39	11,732.70
Fidelity® VIP Growth & Income Portfolio - Initial Class	325,630	325,630	325,630	246,170	10,658.93	6,034.73
Fidelity® VIP Growth Portfolio - Initial Class	616,416	616,416	616,416	530,386	6,358.74	7,760.68
Fidelity® VIP High Income Portfolio - Service Class 2	419,311	419,311	419,311	460,743	93,805.69	13,487.07
Fidelity® VIP Index 500 Portfolio - Initial Class	865,217	865,217	865,217	404,459	1,519.20	13,504.28
Fidelity® VIP Mid Cap Portfolio - Service Class 2	587,835	587,835	587,835	564,855	16,568.08	7,644.82
Fidelity® VIP Overseas Portfolio - Initial Class	200,241	200,241	200,241	178,055	7,861.85	6,454.80
Franklin Global Real Estate VIP Fund - Class 2	211,107	211,107	211,107	247,167	17,205.13	10,551.62
Franklin Mutual Shares VIP Fund - Class 2	205,160	205,160	205,160	202,734	12,517.39	6,057.04
Franklin Small Cap Value VIP Fund - Class 2	315,205	315,205	315,205	301,619	22,011.50	5,166.31
Franklin Small-Mid Cap Growth VIP Fund - Class 2	239,464	239,464	239,464	243,295	16,190.92	5,092.77
Franklin U.S. Government Securities VIP Fund - Class 2	301,593	301,593	301,593	345,372	29,626.04	21,303.77
Templeton Growth VIP Fund - Class 2	127,003	127,003	127,003	114,118	10,176.55	5,125.13
LVIP American Century Capital Appreciation Fund – Standard II	389,915	389,915	389,915	332,658	23,256.32	6,398.34
LVIP American Century Inflation Protection Fund – Standard II	22,628	22,628	22,628	25,078	2,462.75	1,526.60
LVIP American Century Mid Cap Value Fund – Standard II	11,357	11,357	11,357	11,449	577.77	277.50
LVIP American Century Ultra Fund – Standard II	365,403	365,403	365,403	249,760	12,039.26	4,685.79
LVIP American Century Value Fund – Standard II	149,995	149,995	149,995	136,929	12,265.55	4,567.52
LVIP JPMorgan Mid Cap Value Fund - Standard	439,001	439,001	439,001	462,204	45,044.22	5,913.04
LVIP JPMorgan Small Cap Core Fund - Standard	182,536	182,536	182,536	173,982	8,414.10	3,580.13
T. Rowe Price All-Cap Opportunities Portfolio	537,830	537,830	537,830	475,816	14,027.91	5,959.28
T. Rowe Price Equity Income Portfolio	523,623	523,623	523,623	504,640	18,417.98	10,469.69

See accompanying notes, including note 6 which includes per unit information.

5

EquiTrust Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2024

		Net assets		Investments in mutual funds
	Investments in
	shares of mutual
	funds, at fair	Accumulation				Accumulation
Subaccount	value	units	Total net assets	Cost	Shares owned	units outstanding
T. Rowe Price Mid-Cap Growth Portfolio	$274,557	$274,557	$274,557	$268,091	9,483.82	2,489.04
T. Rowe Price Moderate Allocation Portfolio	608,200	608,200	608,200	590,598	29,044.90	13,704.62
T. Rowe Price International Stock Portfolio	388,243	388,243	388,243	387,305	25,952.09	17,207.27
Product C
CVT EAFE International Index Portfolio - Class F	$-	$-	$-	$-	-	-
CVT NASDAQ-100 Index Portfolio	-	-	-	-	-	-
CVT Russell 2000® Small Cap Index Portfolio - Class F	2,822	2,822	2,822	2,557	33.31	77.98
CVT S&P MidCap 400 Index Portfolio - Class F	115,739	115,739	115,739	101,021	904.99	4,487.56
Columbia VP Small Cap Value Fund - Class 2	73,694	73,694	73,694	67,539	5,561.81	2,067.25
DWS International Growth VIP - Class A	885	885	885	795	54.22	41.51
Federated Hermes Government Money Fund II - Service Shares	2,587	2,587	2,587	2,587	2,587.20	226.09
Federated Hermes Managed Volatility Fund II - Primary Shares	257	257	257	245	25.27	16.62
Federated Hermes Quality Bond Fund II - Primary Shares	153,897	153,897	153,897	161,001	15,058.39	10,847.02
Fidelity® VIP Contrafund® Portfolio - Service Class 2	175,594	175,594	175,594	131,803	3,163.86	2,841.02
Fidelity® VIP Growth Portfolio - Service Class 2	173,056	173,056	173,056	157,955	1,866.04	2,262.78
Fidelity® VIP High Income Portfolio - Service Class 2	75,100	75,100	75,100	81,749	16,800.94	3,482.57
Fidelity® VIP Index 500 Portfolio - Service Class 2	9,348	9,348	9,348	6,251	16.66	153.24
Fidelity® VIP Mid Cap Portfolio - Service Class 2	72,031	72,031	72,031	68,185	2,030.20	1,741.77
Fidelity® VIP Real Estate Portfolio - Service Class 2	52,356	52,356	52,356	52,618	3,031.62	1,978.70
Franklin Mutual Shares VIP Fund - Class 2	172,796	172,796	172,796	169,485	10,542.78	8,090.95
Franklin Small Cap Value VIP Fund - Class 2	2,585	2,585	2,585	2,270	180.53	65.68
Franklin U.S. Government Securities VIP Fund - Class 2	147,478	147,478	147,478	166,086	14,486.99	11,259.23
Templeton Global Bond VIP Fund - Class 2	50,519	50,519	50,519	63,128	4,439.32	5,655.59
T. Rowe Price Equity Income Portfolio	30,767	30,767	30,767	29,225	1,082.20	803.43
T. Rowe Price International Stock Portfolio	172,194	172,194	172,194	172,702	11,510.29	8,836.11

See accompanying notes, including note 6 which includes per unit information.

6

EquiTrust Life Variable Account

Statements of Operations

Year Ended December 31, 2024

				Realized gain (loss) on
	Income	Expenses		investments
							Change in
							unrealized	Net increase
				Realized gain		Net realized	appreciation/	(decrease) in
		Mortality and	Net investment	(loss) on sale	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	expense risk	income (loss)	of fund shares	distributions	investments	investments	operations
Product A & B
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$556	$(1,349)	$(793)	$9,003	$956	$9,959	$21,766	$30,932
BNY Mellon VIF Appreciation Portfolio - Initial Shares	3,133	(6,703)	(3,570)	(4,338)	53,921	49,583	36,268	82,281
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,317	(2,212)	(895)	3,589	12,328	15,917	31,856	46,878
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	3,016	(3,968)	(952)	1,316	-	1,316	15,791	16,155
CVT NASDAQ-100 Index Portfolio	2,334	(6,255)	(3,921)	30,178	45,891	76,069	75,461	147,609
CVT Russell 2000® Small Cap Index Portfolio	2,674	(1,920)	754	687	4,325	5,012	15,124	20,890
CVT S&P MidCap 400 Index Portfolio	2,411	(1,810)	601	3,541	8,688	12,229	10,624	23,454
Federated Hermes Government Money Fund II - Service Shares	13,166	(2,600)	10,566	-	-	-	-	10,566
Federated Hermes Managed Volatility Fund II - Primary Shares	16,051	(6,645)	9,406	(7,626)	-	(7,626)	97,166	98,946
Federated Hermes Quality Bond Fund II - Primary Shares	22,803	(6,906)	15,897	(10,055)	-	(10,055)	16,639	22,481
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,969	(9,547)	(7,578)	45,614	125,355	170,969	123,954	287,345
Fidelity® VIP Growth & Income Portfolio - Initial Class	4,835	(2,938)	1,897	18,998	21,891	40,889	18,339	61,125
Fidelity® VIP Growth Portfolio - Initial Class	5	(5,105)	(5,100)	8,294	128,789	137,083	6,067	138,050
Fidelity® VIP High Income Portfolio - Service Class 2	26,535	(3,878)	22,657	(13,027)	-	(13,027)	22,100	31,730
Fidelity® VIP Index 500 Portfolio - Initial Class	10,627	(7,386)	3,241	38,945	512	39,457	128,672	171,370
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,996	(5,163)	(3,167)	5,067	77,118	82,185	4,449	83,467
Fidelity® VIP Overseas Portfolio - Initial Class	3,399	(1,856)	1,543	2,381	9,429	11,810	(5,458)	7,895
Franklin Global Real Estate VIP Fund - Class 2	3,918	(1,933)	1,985	(1,552)	-	(1,552)	(2,967)	(2,534)
Franklin Mutual Shares VIP Fund - Class 2	4,045	(1,912)	2,133	(4,312)	4,206	(106)	18,758	20,785
Franklin Small Cap Value VIP Fund - Class 2	2,850	(2,757)	93	(6,623)	7,045	422	30,496	31,011
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	(2,120)	(2,120)	(3,364)	-	(3,364)	27,951	22,467
Franklin U.S. Government Securities VIP Fund - Class 2	9,849	(2,878)	6,971	(8,932)	-	(8,932)	3,753	1,792
Templeton Growth VIP Fund - Class 2	1,336	(1,284)	52	(991)	457	(534)	6,667	6,185
LVIP American Century Capital Appreciation Fund – Standard II	-	(3,199)	(3,199)	(243)	21,690	21,447	57,047	75,295
LVIP American Century Inflation Protection Fund – Standard II	894	(200)	694	(53)	-	(53)	(447)	194
LVIP American Century Mid Cap Value Fund – Standard II	278	(90)	188	(51)	470	419	56	663
LVIP American Century Ultra Fund – Standard II	-	(3,480)	(3,480)	38,539	31,146	69,685	28,515	94,720
LVIP American Century Value Fund – Standard II	4,493	(1,424)	3,069	4,292	9,169	13,461	(3,461)	13,069
LVIP JPMorgan Mid Cap Value Fund - Standard	5,351	(3,911)	1,440	564	66,773	67,337	(15,086)	53,691
LVIP JPMorgan Small Cap Core Fund - Standard	1,461	(1,622)	(161)	(144)	2,757	2,613	15,498	17,950
T. Rowe Price All-Cap Opportunities Portfolio	380	(4,565)	(4,185)	7,653	58,721	66,374	42,610	104,799
T. Rowe Price Equity Income Portfolio	9,769	(4,825)	4,944	2,863	34,121	36,984	12,258	54,186

See accompanying notes.

7

EquiTrust Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2024

				Realized gain (loss) on
	Income	Expenses		investments
							Change in
							unrealized	Net increase
				Realized gain		Net realized	appreciation/	(decrease) in
		Mortality and	Net investment	(loss) on sale	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	expense risk	income (loss)	of fund shares	distributions	investments	investments	operations
T. Rowe Price Mid-Cap Growth Portfolio	$-	$(2,861)	$(2,861)	$12,724	$24,799	$37,523	$(8,743)	$25,919
T. Rowe Price Moderate Allocation Portfolio	14,012	(5,477)	8,535	1,449	17,027	18,476	24,909	51,920
T. Rowe Price International Stock Portfolio	3,790	(3,734)	56	1,854	9,807	11,661	(1,045)	10,672
Product C
CVT EAFE International Index Portfolio - Class F	$-	$-	$-	$739	$-	$739	$(433)	$306
CVT NASDAQ-100 Index Portfolio	-	-	-	4,618	-	4,618	(3,442)	1,176
CVT Russell 2000® Small Cap Index Portfolio - Class F	34	-	34	4	55	59	184	277
CVT S&P MidCap 400 Index Portfolio - Class F	1,428	-	1,428	3,064	5,145	8,209	5,511	15,148
Columbia VP Small Cap Value Fund - Class 2	396	-	396	(2,413)	3,252	839	5,003	6,238
DWS International Growth VIP - Class A	10	-	10	15	-	15	50	75
Federated Hermes Government Money Fund II - Service Shares	112	-	112	-	-	-	-	112
Federated Hermes Managed Volatility Fund II - Primary Shares	5	-	5	(2)	-	(2)	30	33
Federated Hermes Quality Bond Fund II - Primary Shares	4,465	-	4,465	(1,076)	-	(1,076)	2,395	5,784
Fidelity® VIP Contrafund® Portfolio - Service Class 2	58	-	58	15,576	20,296	35,872	12,879	48,809
Fidelity® VIP Growth Portfolio - Service Class 2	-	-	-	12,967	37,269	50,236	(5,946)	44,290
Fidelity® VIP High Income Portfolio - Service Class 2	4,538	-	4,538	(1,934)	-	(1,934)	3,844	6,448
Fidelity® VIP Index 500 Portfolio - Service Class 2	118	-	118	4,950	5	4,955	(1,985)	3,088
Fidelity® VIP Mid Cap Portfolio - Service Class 2	242	-	242	1,997	9,576	11,573	169	11,984
Fidelity® VIP Real Estate Portfolio - Service Class 2	2,033	-	2,033	(550)	-	(550)	1,684	3,167
Franklin Mutual Shares VIP Fund - Class 2	3,575	-	3,575	(4,308)	3,718	(590)	16,038	19,023
Franklin Small Cap Value VIP Fund - Class 2	110	-	110	(626)	273	(353)	866	623
Franklin U.S. Government Securities VIP Fund - Class 2	4,483	-	4,483	(2,659)	-	(2,659)	107	1,931
Templeton Global Bond VIP Fund - Class 2	-	-	-	(1,496)	-	(1,496)	(5,116)	(6,612)
T. Rowe Price Equity Income Portfolio	564	-	564	148	1,999	2,147	669	3,380
T. Rowe Price International Stock Portfolio	1,655	-	1,655	2,085	4,284	6,369	(1,929)	6,095

See accompanying notes.

8

EquiTrust Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2023	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2024
Product A & B
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$130,149	$(793)	$9,959	$21,766	$30,932	$2,289	$-	$(34)	$(4,139)	$(20,036)	$(21,920)	$9,012	$139,161
BNY Mellon VIF Appreciation Portfolio - Initial Shares	700,817	(3,570)	49,583	36,268	82,281	22,597	(48,001)	(3,969)	(25,452)	(1,563)	(56,388)	25,893	726,710
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	223,162	(895)	15,917	31,856	46,878	5,316	(19,480)	-	(8,366)	1,963	(20,567)	26,311	249,473
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	434,362	(952)	1,316	15,791	16,155	21,169	(956)	-	(16,980)	(25,696)	(22,463)	(6,308)	428,054
CVT NASDAQ-100 Index Portfolio	623,833	(3,921)	76,069	75,461	147,609	6,090	(651)	(883)	(32,217)	8,264	(19,397)	128,212	752,045
CVT Russell 2000® Small Cap Index Portfolio	200,994	754	5,012	15,124	20,890	8,906	(1,764)	(1,069)	(7,993)	2,934	1,014	21,904	222,898
CVT S&P MidCap 400 Index Portfolio	187,077	601	12,229	10,624	23,454	6,219	-	(1,037)	(13,785)	2,756	(5,847)	17,607	204,684
Federated Hermes Government Money Fund II - Service Shares	285,389	10,566	-	-	10,566	23,924	(24,885)	(467)	(14,399)	(152)	(15,979)	(5,413)	279,976
Federated Hermes Managed Volatility Fund II - Primary Shares	682,705	9,406	(7,626)	97,166	98,946	39,557	(11,898)	(857)	(35,328)	(12,576)	(21,102)	77,844	760,549
Federated Hermes Quality Bond Fund II - Primary Shares	775,486	15,897	(10,055)	16,639	22,481	43,281	(35,145)	(6,578)	(38,489)	(11,845)	(48,776)	(26,295)	749,191
Fidelity® VIP Contrafund® Portfolio - Initial Class	892,512	(7,578)	170,969	123,954	287,345	25,985	(35,589)	(5,434)	(42,408)	(7,159)	(64,605)	222,740	1,115,252
Fidelity® VIP Growth & Income Portfolio - Initial Class	294,904	1,897	40,889	18,339	61,125	11,614	(9,833)	(1,110)	(13,571)	(17,499)	(30,399)	30,726	325,630
Fidelity® VIP Growth Portfolio - Initial Class	473,842	(5,100)	137,083	6,067	138,050	10,288	-	-	(15,562)	9,798	4,524	142,574	616,416
Fidelity® VIP High Income Portfolio - Service Class 2	423,919	22,657	(13,027)	22,100	31,730	21,079	(19,070)	(3,729)	(18,950)	(15,668)	(36,338)	(4,608)	419,311
Fidelity® VIP Index 500 Portfolio - Initial Class	720,436	3,241	39,457	128,672	171,370	14,881	(565)	(1,165)	(25,457)	(14,283)	(26,589)	144,781	865,217
Fidelity® VIP Mid Cap Portfolio - Service Class 2	520,740	(3,167)	82,185	4,449	83,467	20,394	(9,858)	(5,924)	(22,966)	1,982	(16,372)	67,095	587,835

See accompanying notes.

9

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2023	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2024
Fidelity® VIP Overseas Portfolio - Initial Class	$192,649	$1,543	$11,810	$(5,458)	$7,895	$7,497	$(992)	$(392)	$(6,309)	$(107)	$(303)	$7,592	$200,241
Franklin Global Real Estate VIP Fund - Class 2	214,466	1,985	(1,552)	(2,967)	(2,534)	14,627	(1,031)	(1,621)	(11,927)	(873)	(825)	(3,359)	211,107
Franklin Mutual Shares VIP Fund - Class 2	203,664	2,133	(106)	18,758	20,785	7,697	(15,247)	(2,926)	(7,467)	(1,346)	(19,289)	1,496	205,160
Franklin Small Cap Value VIP Fund - Class 2	294,815	93	422	30,496	31,011	10,752	(9,078)	(922)	(11,033)	(340)	(10,621)	20,390	315,205
Franklin Small-Mid Cap Growth VIP Fund - Class 2	225,614	(2,120)	(3,364)	27,951	22,467	10,519	(9,569)	(2,282)	(9,685)	2,400	(8,617)	13,850	239,464
Franklin U.S. Government Securities VIP Fund - Class 2	328,877	6,971	(8,932)	3,753	1,792	16,388	(21,758)	(5,132)	(16,625)	(1,949)	(29,076)	(27,284)	301,593
Templeton Growth VIP Fund - Class 2	135,948	52	(534)	6,667	6,185	7,463	(459)	(2,016)	(4,896)	(15,222)	(15,130)	(8,945)	127,003
LVIP American Century Capital Appreciation Fund – Standard II	312,601	(3,199)	21,447	57,047	75,295	13,986	-	(1,084)	(13,732)	2,849	2,019	77,314	389,915
LVIP American Century Inflation Protection Fund – Standard II	21,546	694	(53)	(447)	194	1,211	-	-	(323)	-	888	1,082	22,628
LVIP American Century Mid Cap Value Fund – Standard II	8,779	188	419	56	663	1,070	-	-	(1,101)	1,946	1,915	2,578	11,357
LVIP American Century Ultra Fund – Standard II	335,899	(3,480)	69,685	28,515	94,720	9,039	-	(1,147)	(14,259)	(58,849)	(65,216)	29,504	365,403
LVIP American Century Value Fund – Standard II	156,768	3,069	13,461	(3,461)	13,069	6,145	(14,474)	(2,666)	(7,570)	(1,277)	(19,842)	(6,773)	149,995
LVIP JPMorgan Mid Cap Value Fund - Standard	412,334	1,440	67,337	(15,086)	53,691	17,040	(20,042)	(6,722)	(18,575)	1,275	(27,024)	26,667	439,001
LVIP JPMorgan Small Cap Core Fund - Standard	177,074	(161)	2,613	15,498	17,950	5,561	(7,925)	(2,553)	(7,488)	(83)	(12,488)	5,462	182,536
T. Rowe Price All-Cap Opportunities Portfolio	441,362	(4,185)	66,374	42,610	104,799	11,453	(12,203)	(45)	(15,171)	7,635	(8,331)	96,468	537,830
T. Rowe Price Equity Income Portfolio	502,765	4,944	36,984	12,258	54,186	18,166	(18,487)	(61)	(22,673)	(10,273)	(33,328)	20,858	523,623

See accompanying notes.

10

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2023	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2024
T. Rowe Price Mid-Cap Growth Portfolio	$317,166	$(2,861)	$37,523	$(8,743)	$25,919	$7,707	$(34,348)	$(31,698)	$(8,443)	$(1,746)	$(68,528)	$(42,609)	$274,557
T. Rowe Price Moderate Allocation Portfolio	574,955	8,535	18,476	24,909	51,920	29,366	(4,182)	(560)	(24,965)	(18,334)	(18,675)	33,245	608,200
T. Rowe Price International Stock Portfolio	409,008	56	11,661	(1,045)	10,672	17,021	(24,044)	(6,588)	(15,858)	(1,968)	(31,437)	(20,765)	388,243
Product C
CVT EAFE International Index Portfolio - Class F	$7,815	$-	$739	$(433)	$306	$162	$-	$-	$(24)	$(8,259)	$(8,121)	$(7,815)	$-
CVT NASDAQ-100 Index Portfolio	11,317	-	4,618	(3,442)	1,176	163	-	-	(37)	(12,619)	(12,493)	(11,317)	-
CVT Russell 2000® Small Cap Index Portfolio - Class F	2,442	34	59	184	277	151	-	-	(48)	-	103	380	2,822
CVT S&P MidCap 400 Index Portfolio - Class F	118,596	1,428	8,209	5,511	15,148	8,768	(10,735)	-	(6,306)	(9,732)	(18,005)	(2,857)	115,739
Columbia VP Small Cap Value Fund - Class 2	72,892	396	839	5,003	6,238	5,109	(6,830)	-	(3,715)	-	(5,436)	802	73,694
DWS International Growth VIP - Class A	787	10	15	50	75	104	-	-	(81)	-	23	98	885
Federated Hermes Government Money Fund II - Service Shares	2,266	112	-	-	112	369	-	-	(160)	-	209	321	2,587
Federated Hermes Managed Volatility Fund II - Primary Shares	216	5	(2)	30	33	30	-	-	(22)	-	8	41	257
Federated Hermes Quality Bond Fund II - Primary Shares	149,666	4,465	(1,076)	2,395	5,784	13,572	(7,497)	-	(7,628)	-	(1,553)	4,231	153,897
Fidelity® VIP Contrafund® Portfolio - Service Class 2	151,949	58	35,872	12,879	48,809	10,468	(14,811)	-	(8,588)	(12,233)	(25,164)	23,645	175,594
Fidelity® VIP Growth Portfolio - Service Class 2	154,263	-	50,236	(5,946)	44,290	9,910	(14,223)	-	(8,080)	(13,104)	(25,497)	18,793	173,056
Fidelity® VIP High Income Portfolio - Service Class 2	78,412	4,538	(1,934)	3,844	6,448	6,287	(4,904)	-	(3,803)	(7,340)	(9,760)	(3,312)	75,100

See accompanying notes.

11

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2023	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2024
Fidelity® VIP Index 500 Portfolio - Service Class 2	$17,210	$118	$4,955	$(1,985)	$3,088	$538	$-	$-	$(286)	$(11,202)	$(10,950)	$(7,862)	$9,348
Fidelity® VIP Mid Cap Portfolio - Service Class 2	74,692	242	11,573	169	11,984	4,834	(6,017)	-	(3,258)	(10,204)	(14,645)	(2,661)	72,031
Fidelity® VIP Real Estate Portfolio - Service Class 2	52,111	2,033	(550)	1,684	3,167	4,196	(4,482)	-	(2,636)	-	(2,922)	245	52,356
Franklin Mutual Shares VIP Fund - Class 2	165,415	3,575	(590)	16,038	19,023	14,042	(15,626)	-	(10,058)	-	(11,642)	7,381	172,796
Franklin Small Cap Value VIP Fund - Class 2	11,029	110	(353)	866	623	312	-	-	(118)	(9,261)	(9,067)	(8,444)	2,585
Franklin U.S. Government Securities VIP Fund - Class 2	146,687	4,483	(2,659)	107	1,931	13,515	(7,237)	-	(7,418)	-	(1,140)	791	147,478
Templeton Global Bond VIP Fund - Class 2	57,372	-	(1,496)	(5,116)	(6,612)	5,803	(2,848)	-	(3,196)	-	(241)	(6,853)	50,519
T. Rowe Price Equity Income Portfolio	30,174	564	2,147	669	3,380	1,158	(3,330)	-	(615)	-	(2,787)	593	30,767
T. Rowe Price International Stock Portfolio	184,100	1,655	6,369	(1,929)	6,095	14,638	(15,600)	-	(9,216)	(7,823)	(18,001)	(11,906)	172,194

See accompanying notes.

12

EquiTrust Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2023

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized					Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	Net increase		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2022	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2023
Product A & B
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$107,988	$(430)	$14,217	$10,195	$23,982	$4,681	$(2,365)	$-	$(4,137)	$-	$(1,821)	$22,161	$130,149
BNY Mellon VIF Appreciation Portfolio - Initial Shares	596,175	(1,131)	47,294	71,280	117,443	22,377	(2,727)	(532)	(25,432)	(6,487)	(12,801)	104,642	700,817
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	183,958	(482)	24,179	22,659	46,356	5,087	(4,283)	-	(7,956)	-	(7,152)	39,204	223,162
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	401,080	(2,345)	12,034	23,498	33,187	19,959	(1,479)	-	(18,322)	(63)	95	33,282	434,362
CVT NASDAQ-100 Index Portfolio	424,816	(2,998)	21,942	202,366	221,310	6,007	-	-	(28,577)	277	(22,293)	199,017	623,833
CVT Russell 2000® Small Cap Index Portfolio	171,805	(1)	(262)	27,166	26,903	8,653	-	-	(6,360)	(7)	2,286	29,189	200,994
CVT S&P MidCap 400 Index Portfolio	169,180	598	8,890	15,354	24,842	4,649	(49)	-	(11,513)	(32)	(6,945)	17,897	187,077
Federated Hermes Government Money Fund II - Service Shares	248,949	9,816	-	-	9,816	24,130	(3,849)	-	(14,871)	21,214	26,624	36,440	285,389
Federated Hermes Managed Volatility Fund II - Primary Shares	634,747	6,236	(9,490)	52,302	49,048	38,888	(5,826)	-	(34,106)	(46)	(1,090)	47,958	682,705
Federated Hermes Quality Bond Fund II - Primary Shares	722,325	13,028	(7,719)	32,700	38,009	46,139	(9,066)	(2,683)	(42,082)	22,844	15,152	53,161	775,486
Fidelity® VIP Contrafund® Portfolio - Initial Class	721,394	(3,285)	55,944	174,823	227,482	24,610	(41,009)	(556)	(36,698)	(2,711)	(56,364)	171,118	892,512
Fidelity® VIP Growth & Income Portfolio - Initial Class	240,807	2,189	14,188	27,488	43,865	11,603	(3,776)	(1,548)	(11,900)	15,853	10,232	54,097	294,904
Fidelity® VIP Growth Portfolio - Initial Class	386,693	(3,186)	30,852	98,228	125,894	10,142	(2,884)	(3,362)	(13,075)	(29,566)	(38,745)	87,149	473,842
Fidelity® VIP High Income Portfolio - Service Class 2	394,271	19,703	(8,212)	24,751	36,242	21,434	(8,096)	(980)	(19,392)	440	(6,594)	29,648	423,919
Fidelity® VIP Index 500 Portfolio - Initial Class	656,372	3,807	78,712	71,556	154,075	17,440	(80,548)	(2,657)	(23,853)	(393)	(90,011)	64,064	720,436

See accompanying notes.

13

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2023

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized					Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	Net increase		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2022	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2023
Fidelity® VIP Mid Cap Portfolio - Service Class 2	$481,004	$(2,437)	$20,746	$46,203	$64,512	$17,544	$(2,685)	$(2,607)	$(20,251)	$(16,777)	$(24,776)	$39,736	$520,740
Fidelity® VIP Overseas Portfolio - Initial Class	155,713	318	2,482	28,124	30,924	10,406	(3,043)	-	(6,644)	5,293	6,012	36,936	192,649
Franklin Global Real Estate VIP Fund - Class 2	195,991	3,966	(2,532)	18,845	20,279	13,733	(3,120)	(446)	(11,863)	(108)	(1,804)	18,475	214,466
Franklin Mutual Shares VIP Fund - Class 2	180,069	1,922	14,166	6,683	22,771	9,114	(3,336)	(485)	(7,787)	3,318	824	23,595	203,664
Franklin Small Cap Value VIP Fund - Class 2	268,337	(1,018)	11,067	21,347	31,396	11,241	(3,255)	(1,976)	(11,947)	1,019	(4,918)	26,478	294,815
Franklin Small-Mid Cap Growth VIP Fund - Class 2	179,573	(1,778)	(2,562)	50,438	46,098	8,488	(883)	(164)	(8,043)	545	(57)	46,041	225,614
Franklin U.S. Government Securities VIP Fund - Class 2	304,932	5,848	(3,402)	8,471	10,917	18,393	(598)	(495)	(17,697)	13,425	13,028	23,945	328,877
Templeton Growth VIP Fund - Class 2	145,113	3,093	(7,710)	29,895	25,278	7,691	(4,818)	-	(5,509)	(31,807)	(34,443)	(9,165)	135,948
LVIP American Century Capital Appreciation Fund – Standard II	261,586	(2,553)	(1,119)	54,940	51,268	11,724	(545)	-	(11,398)	(34)	(253)	51,015	312,601
LVIP American Century Inflation Protection Fund – Standard II	20,120	571	(69)	52	554	1,207	-	-	(335)	-	872	1,426	21,546
LVIP American Century Mid Cap Value Fund – Standard II	8,362	121	955	(646)	430	1,053	-	-	(1,047)	(19)	(13)	417	8,779
LVIP American Century Ultra Fund – Standard II	240,003	(2,614)	23,942	79,453	100,781	6,800	-	-	(11,686)	1	(4,885)	95,896	335,899
LVIP American Century Value Fund – Standard II	121,734	2,242	13,792	(5,238)	10,796	6,531	(1,863)	(474)	(7,531)	27,575	24,238	35,034	156,768
LVIP JPMorgan Mid Cap Value Fund - Standard	372,128	8,750	30,562	(1,850)	37,462	14,537	(2,421)	(486)	(16,758)	7,872	2,744	40,206	412,334
LVIP JPMorgan Small Cap Core Fund - Standard	159,745	787	2,388	15,973	19,148	5,065	-	-	(6,894)	10	(1,819)	17,329	177,074
T. Rowe Price All-Cap Opportunities Portfolio	353,446	(2,534)	31,407	68,454	97,327	8,313	(94)	(3,449)	(14,262)	81	(9,411)	87,916	441,362

See accompanying notes.

14

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2023

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized					Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	Net increase		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2022	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2023
T. Rowe Price Equity Income Portfolio	$494,537	$5,667	$20,382	$13,840	$39,889	$17,460	$(9,990)	$-	$(21,423)	$(17,708)	$(31,661)	$8,228	$502,765
T. Rowe Price Mid-Cap Growth Portfolio	272,707	(2,616)	19,265	34,454	51,103	7,252	(4,582)	-	(9,307)	(7)	(6,644)	44,459	317,166
T. Rowe Price Moderate Allocation Portfolio	500,651	7,659	(642)	64,780	71,797	29,987	(2,715)	-	(25,285)	520	2,507	74,304	574,955
T. Rowe Price International Stock Portfolio	373,984	386	(3,825)	59,249	55,810	20,371	(7,045)	(2,440)	(16,789)	(14,883)	(20,786)	35,024	409,008
Product C
CVT EAFE International Index Portfolio - Class F	$6,507	$217	$-	$935	$1,152	$242	$-	$-	$(86)	$-	$156	$1,308	$7,815
CVT NASDAQ-100 Index Portfolio	7,225	32	23	3,906	3,961	243	-	-	(112)	-	131	4,092	11,317
CVT Russell 2000® Small Cap Index Portfolio - Class F	1,993	20	(2)	320	338	151	-	-	(40)	-	111	449	2,442
CVT S&P MidCap 400 Index Portfolio - Class F	100,592	1,357	4,709	10,174	16,240	7,943	(1,316)	-	(5,782)	919	1,764	18,004	118,596
Columbia VP Small Cap Value Fund - Class 2	57,297	274	2,856	9,873	13,003	4,564	(764)	-	(3,383)	2,175	2,592	15,595	72,892
DWS International Growth VIP - Class A	646	5	13	87	105	104	-	-	(68)	-	36	141	787
Federated Hermes Government Money Fund II - Service Shares	2,046	96	-	-	96	270	-	-	(146)	-	124	220	2,266
Federated Hermes Managed Volatility Fund II - Primary Shares	188	4	(6)	18	16	30	-	-	(18)	-	12	28	216
Federated Hermes Quality Bond Fund II - Primary Shares	137,814	3,661	(881)	5,838	8,618	12,299	(1,322)	-	(7,515)	(228)	3,234	11,852	149,666
Fidelity® VIP Contrafund® Portfolio - Service Class 2	115,182	360	7,460	30,124	37,944	9,458	(1,475)	-	(6,868)	(2,292)	(1,177)	36,767	151,949
Fidelity® VIP Growth Portfolio - Service Class 2	113,994	5	8,618	32,171	40,794	9,028	(1,341)	-	(6,474)	(1,738)	(525)	40,269	154,263
Fidelity® VIP High Income Portfolio - Service Class 2	68,578	4,306	(766)	3,671	7,211	5,760	(679)	-	(3,670)	1,212	2,623	9,834	78,412

See accompanying notes.

15

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2023

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized					Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	Net increase		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2022	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2023
Fidelity® VIP Index 500 Portfolio - Service Class 2	$13,392	$196	$291	$3,022	$3,509	$616	$-	$-	$(307)	$-	$309	$3,818	$17,210
Fidelity® VIP Mid Cap Portfolio - Service Class 2	63,810	272	2,379	6,944	9,595	4,494	(576)	-	(2,948)	317	1,287	10,882	74,692
Fidelity® VIP Real Estate Portfolio - Service Class 2	40,025	1,091	1,333	2,517	4,941	3,755	(543)	-	(2,408)	6,341	7,145	12,086	52,111
Franklin Mutual Shares VIP Fund - Class 2	141,174	2,923	11,360	5,361	19,644	12,307	(2,134)	-	(9,165)	3,589	4,597	24,241	165,415
Franklin Small Cap Value VIP Fund - Class 2	9,569	52	488	700	1,240	394	-	-	(174)	-	220	1,460	11,029
Franklin U.S. Government Securities VIP Fund - Class 2	135,452	3,767	(1,538)	3,991	6,220	12,232	(1,307)	-	(7,420)	1,510	5,015	11,235	146,687
Templeton Global Bond VIP Fund - Class 2	53,958	-	(908)	2,539	1,631	5,154	(652)	-	(3,346)	627	1,783	3,414	57,372
T. Rowe Price Equity Income Portfolio	25,956	580	1,185	854	2,619	1,237	-	-	(560)	922	1,599	4,218	30,174
T. Rowe Price International Stock Portfolio	168,355	1,749	(2,045)	27,144	26,848	13,188	(1,883)	-	(9,053)	(13,355)	(11,103)	15,745	184,100

See accompanying notes.

16

EquiTrust Life Variable Account

Notes to Financial Statements

December 31, 2024

1. Organization and Significant Accounting Policies

Organization

EquiTrust Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company). The Account is a funding vehicle for flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B) and variable universal life insurance policies (Product C) issued by the Company. The Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

The assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund	Product
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares	A & B
BNY Mellon Variable Investment Fund
BNY Mellon VIF Appreciation Portfolio - Initial Shares	A & B
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	A & B
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	A & B
Calvert Variable Trust, Inc. (3)
CVT EAFE International Index Portfolio - Class F (3)	C
CVT NASDAQ-100 Index Portfolio (3)	A, B & C
CVT Russell 2000® Small Cap Index Portfolio (3)	A & B
CVT Russell 2000® Small Cap Index Portfolio - Class F (3)	C
CVT S&P MidCap 400 Index Portfolio (3)	A & B
CVT S&P MidCap 400 Index Portfolio - Class F (3)	C
Columbia Variable Products, Inc.
Columbia VP Overseas Core Fund - Class 1 (1)	C
Columbia VP Select Mid Cap Value Fund - Class 1 (1)	C
Columbia VP Small Cap Value Fund - Class 2	C
Columbia VP Small Company Growth Fund - Class 2 (1)	C
Deutsche DWS Variable Series I
DWS Global Small Cap VIP - Class A (1)	C
Deutsche DWS Variable Series II
DWS International Growth VIP - Class A	C
Federated Hermes Insurance Series
Federated Hermes Government Money Fund II - Service Shares	A, B & C
Federated Hermes Managed Volatility Fund II - Primary Shares	A, B & C

17

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Federated Hermes Insurance Series (continued)
Federated Hermes Quality Bond Fund II - Primary Shares	A, B & C
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A & B
Fidelity® VIP Contrafund® Portfolio - Service Class 2	C
Fidelity® VIP Growth & Income Portfolio - Initial Class	A & B
Fidelity® VIP Growth Portfolio - Initial Class	A & B
Fidelity® VIP Growth Portfolio - Service Class 2	C
Fidelity® VIP High Income Portfolio - Service Class 2	A, B & C
Fidelity® VIP Index 500 Portfolio - Initial Class	A & B
Fidelity® VIP Index 500 Portfolio - Service Class 2	C
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B & C
Fidelity® VIP Overseas Portfolio - Initial Class	A & B
Fidelity® VIP Real Estate Portfolio - Service Class 2	C
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A & B
Franklin Mutual Shares VIP Fund - Class 2	A, B & C
Franklin Small Cap Value VIP Fund - Class 2	A, B & C
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A & B
Franklin U.S. Government Securities VIP Fund - Class 2	A, B & C
Templeton Global Bond VIP Fund - Class 2	C
Templeton Growth VIP Fund - Class 2	A & B
Lincoln Variable Insurance Products Trust
LVIP American Century Capital Appreciation Fund – Standard II (2)	A & B
LVIP American Century Inflation Protection Bond Fund – Standard II (2)	A & B
LVIP American Century Mid Cap Value Fund – Standard II (2)	A & B
LVIP American Century Ultra Fund – Standard II (2)	A & B
LVIP American Century Value Fund – Standard II (2)	A & B
LVIP JPMorgan Mid Cap Value Fund – Standard	A & B
LVIP JPMorgan Small Cap Core Fund – Standard	A & B
LVIP JPMorgan Small Cap Core Fund – Service (1)	C
T. Rowe Price Equity Series, Inc.
T. Rowe Price All-Cap Opportunities Portfolio (1)	A, B & C
T. Rowe Price Equity Income Portfolio	A, B & C
T. Rowe Price Mid-Cap Growth Portfolio	A & B
T. Rowe Price Moderate Allocation Portfolio (1)	A, B & C
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B & C

18

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

(1)	Product C subaccount was inactive during 2024 and 2023; accordingly, a Statement of Assets and Liabilities, a Statement of Operations and a Statement of Changes in Net Assets have not been presented herein.
(2)	On April 26, 2024, American Century Variable Portfolios, Inc. funds were reorganized into newly formed funds of Lincoln Variable Insurance Products Trust. On that date, assets of each fund were transferred as noted below. In addition, subaccounts that had invested in the American Century Variable Portfolios, Inc. funds transferred their investment into the respective newly formed fund as noted below.

Newly formed fund/portfolio	Former fund/portfolio
LVIP American Century Capital Appreciation Fund – Standard II	American Century VP Capital Appreciation Fund
LVIP American Century Inflation Protection Fund – Standard II	American Century VP Inflation Protection Bond Fund
LVIP American Century Mid Cap Value Fund – Standard II	American Century VP Mid Cap Value Fund
LVIP American Century Ultra Fund – Standard II	American Century VP Ultra® Fund
LVIP American Century Value Fund – Standard II	American Century VP Value Fund

(3)	On May1, 2024. Calvert Variable Products, Inc. changed its name to Calvert Variable Trust, Inc. and each fund was renamed as noted below.

Current name	Former name
CVT EAFE International Index Portfolio – Class F	Calvert VP EAFE International Index Portfolio – Class F
CVT NASDAQ-100 Index Portfolio	Calvert VP NASDAQ-100 Index Portfolio
CVT Russell 2000® Small Cap Index Portfolio	Calvert VP Russell 2000® Small Cap Index Portfolio
CVT Russell 2000® Small Cap Index Portfolio - Class F	Calvert VP Russell 2000® Small Cap Index Portfolio - Class F
CVT S&P MidCap 400 Index Portfolio	Calvert VP S&P MidCap 400 Index Portfolio
CVT S&P MidCap 400 Index Portfolio – Class F	Calvert VP S&P MidCap 400 Index Portfolio - Class F

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2024, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

19

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of the Account for Product A and B, included in the Statements of Operations. Product C assesses a monthly risk charge at a rate of 0.03% based on the accumulated value of the policy, included in Transfers of cost of insurance and other charges on the Statements of Changes in Net Assets. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Premiums paid by the policyholders are reduced by a 7% premium expense charge for each premium up to the target premium and 7% of each premium over the target premium for Product A. (Product A policies issued prior to May 1, 2006, the premium expense charge is 7% of each premium up to the target premium, as defined in the prospectus, and 2% for each premium over the target premium.) Premiums paid by the policyholders are reduced by a 7% premium expense charge up to the target premium, as defined in the prospectus and 2% for each premium over the target premium for Product B. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions. Product C is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7 and $10 for Product A and B, respectively, is deducted monthly for the administration of policies and the Account. (Product A policies purchased prior to May 1, 2006, a $5 expense charge is deducted monthly for administration of policies and the Account.) Product B applies an additional monthly charge of $.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product C applies an additional monthly charge per $1,000 (determined by the Specified Amount and age of the insured) of the Specified Amount following an increase in the Specified Amount for the first ten policy years. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 for Product A and B and $10 for Product C) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. A surrender charge is applicable for all full policy surrenders or lapses within ten years following an increase in minimum death benefit for Products A and B and applicable for all full policy surrenders or lapses in the first fifteen years of the policy or within fifteen years following an increase in minimum death benefit for Product C. This surrender charge is based on a number of variables as described in the Account’s prospectus.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

20

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2024:

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Products A & B:
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$2,973	$24,730

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	67,285	73,322
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	18,161	27,295
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	15,726	39,141

Calvert Variable Trust, Inc.:
CVT NASDAQ-100 Index Portfolio	60,230	37,657
CVT Russell 2000® Small Cap Index Portfolio	16,164	10,071
CVT S&P MidCap 400 Index Portfolio	17,922	14,480

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	28,687	34,100
Federated Hermes Managed Volatility Fund II - Primary Shares	37,170	48,866
Federated Hermes Quality Bond Fund II - Primary Shares	45,135	78,014

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	142,103	88,931
Fidelity® VIP Growth & Income Portfolio - Initial Class	37,156	43,767
Fidelity® VIP Growth Portfolio - Initial Class	144,001	15,788
Fidelity® VIP High Income Portfolio - Service Class 2	40,003	53,684
Fidelity® VIP Index 500 Portfolio - Initial Class	29,555	52,391
Fidelity® VIP Mid Cap Portfolio - Service Class 2	92,267	34,688
Fidelity® VIP Overseas Portfolio - Initial Class	18,133	7,464

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	12,586	11,426
Franklin Mutual Shares VIP Fund - Class 2	13,151	26,101
Franklin Small Cap Value VIP Fund - Class 2	16,663	20,146
Franklin Small-Mid Cap Growth VIP Fund - Class 2	8,558	19,295
Franklin U.S. Government Securities VIP Fund - Class 2	17,963	40,068
Templeton Growth VIP Fund - Class 2	6,859	21,480

21

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund – Standard II	$34,157	$13,647
LVIP American Century Inflation Protection Fund – Standard II	2,060	478
LVIP American Century Mid Cap Value Fund – Standard II	3,557	984
LVIP American Century Ultra Fund – Standard II	39,569	77,119
LVIP American Century Value Fund – Standard II	17,395	24,999
LVIP JPMorgan Mid Cap Value Fund - Standard	84,428	43,239
LVIP JPMorgan Small Cap Core Fund - Standard	7,276	17,168

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	75,434	29,229
T. Rowe Price Equity Income Portfolio	52,796	47,059
T. Rowe Price Mid-Cap Growth Portfolio	29,127	75,717
T. Rowe Price Moderate Allocation Portfolio	47,734	40,847

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	23,841	45,415

Product C:
Calvert Variable Trust, Inc.:
CVT EAFE International Index Portfolio - Class F	$162	$8,283
CVT NASDAQ-100 Index Portfolio	163	12,656
CVT Russell 2000® Small Cap Index Portfolio - Class F	240	48
CVT S&P MidCap 400 Index Portfolio - Class F	13,635	25,067

Columbia Variable Products, Inc.:
Columbia VP Small Cap Value Fund - Class 2	7,710	9,498

Deutsche DWS Variable Series I:
DWS International Growth VIP - Class A	114	81

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	469	148
Federated Hermes Managed Volatility Fund II - Primary Shares	35	22
Federated Hermes Quality Bond Fund II - Primary Shares	15,709	12,797

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	28,556	33,366
Fidelity® VIP Growth Portfolio - Service Class 2	45,027	33,255
Fidelity® VIP High Income Portfolio - Service Class 2	9,646	14,868
Fidelity® VIP Index 500 Portfolio - Service Class 2	661	11,488
Fidelity® VIP Mid Cap Portfolio - Service Class 2	13,711	18,538
Fidelity® VIP Real Estate Portfolio - Service Class 2	5,457	6,346

22

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	$18,604	$22,953
Franklin Small Cap Value VIP Fund - Class 2	696	9,380
Franklin U.S. Government Securities VIP Fund - Class 2	15,698	12,355
Templeton Global Bond VIP Fund - Class 2	4,792	5,033

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	3,575	3,799

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	17,819	29,881

23

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2024 and 2023:

	Period Ended December 31,
	2024			2023
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Products A & B:
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	40	512	(472)	129	184	(55)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	212	1,178	(966)	242	507	(265)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	105	535	(430)	70	256	(186)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	393	1,002	(609)	368	369	(1)

Calvert Variable Trust, Inc.:
CVT NASDAQ-100 Index Portfolio	118	309	(191)	48	331	(283)
CVT Russell 2000® Small Cap Index Portfolio	214	187	27	184	129	55
CVT S&P MidCap 400 Index Portfolio	114	199	(85)	46	172	(126)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	1,674	3,257	(1,583)	3,959	1,148	2,811
Federated Hermes Managed Volatility Fund II - Primary Shares	1,180	2,176	(996)	1,353	1,407	(54)
Federated Hermes Quality Bond Fund II - Primary Shares	2,007	5,918	(3,911)	4,428	3,147	1,281

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	211	927	(716)	234	1,094	(860)
Fidelity® VIP Growth & Income Portfolio - Initial Class	231	815	(584)	616	357	259
Fidelity® VIP Growth Portfolio - Initial Class	214	162	52	135	920	(785)
Fidelity® VIP High Income Portfolio - Service Class 2	498	1,688	(1,190)	697	934	(237)
Fidelity® VIP Index 500 Portfolio - Initial Class	339	753	(414)	246	2,188	(1,942)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	207	426	(219)	190	591	(401)
Fidelity® VIP Overseas Portfolio - Initial Class	186	196	(10)	496	272	224

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	470	507	(37)	514	613	(99)
Franklin Mutual Shares VIP Fund - Class 2	170	743	(573)	360	322	38
Franklin Small Cap Value VIP Fund - Class 2	129	312	(183)	174	265	(91)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	211	398	(187)	149	148	1
Franklin U.S. Government Securities VIP Fund - Class 2	650	2,683	(2,033)	1,797	863	934
Templeton Growth VIP Fund - Class 2	220	826	(606)	236	1,841	(1,605)

24

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2024			2023
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund – Standard II	252	207	45	178	185	(7)
LVIP American Century Inflation Protection Fund – Standard II	80	20	60	89	28	61
LVIP American Century Mid Cap Value Fund – Standard II	70	23	47	23	24	(1)
LVIP American Century Ultra Fund – Standard II	137	949	(812)	92	181	(89)
LVIP American Century Value Fund – Standard II	130	741	(611)	1,115	285	830
LVIP JPMorgan Mid Cap Value Fund - Standard	196	573	(377)	304	254	50
LVIP JPMorgan Small Cap Core Fund - Standard	70	335	(265)	88	131	(43)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	196	303	(107)	96	239	(143)
T. Rowe Price Equity Income Portfolio	211	869	(658)	270	1,025	(755)
T. Rowe Price Mid-Cap Growth Portfolio	46	672	(626)	46	115	(69)
T. Rowe Price Moderate Allocation Portfolio	428	854	(426)	525	461	64

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	498	1,840	(1,342)	740	1,730	(990)

Product C:
Calvert Variable Trust, Inc.:
CVT EAFE International Index Portfolio - Class F	15	767	(752)	25	9	16
CVT NASDAQ-100 Index Portfolio	6	439	(433)	11	5	6
CVT Russell 2000® Small Cap Index Portfolio - Class F	4	1	3	5	1	4
CVT S&P MidCap 400 Index Portfolio - Class F	284	1,006	(722)	343	254	89

Columbia Variable Products, Inc.:
Columbia VP Small Cap Value Fund - Class 2	120	275	(155)	204	107	97

Deutsche DWS Variable Series I:
DWS International Growth VIP - Class A	6	4	2	6	4	2

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	32	13	19	25	14	11
Federated Hermes Managed Volatility Fund II - Primary Shares	3	2	1	2	1	1
Federated Hermes Quality Bond Fund II - Primary Shares	801	913	(112)	766	517	249

25

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2024			2023
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	143	583	(440)	181	210	(29)
Fidelity® VIP Growth Portfolio - Service Class 2	109	470	(361)	138	149	(11)
Fidelity® VIP High Income Portfolio - Service Class 2	247	713	(466)	312	171	141
Fidelity® VIP Index 500 Portfolio - Service Class 2	10	208	(198)	14	7	7
Fidelity® VIP Mid Cap Portfolio - Service Class 2	99	473	(374)	120	80	40
Fidelity® VIP Real Estate Portfolio - Service Class 2	133	247	(114)	408	97	311

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	542	1,069	(527)	754	482	272
Franklin Small Cap Value VIP Fund - Class 2	9	256	(247)	13	6	7
Franklin U.S. Government Securities VIP Fund - Class 2	857	950	(93)	918	517	401
Templeton Global Bond VIP Fund - Class 2	501	537	(36)	491	307	184

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	27	104	(77)	64	13	51

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	598	1,516	(918)	585	1,200	(615)

26

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2024, 2023, 2022, 2021 and 2020, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Products A and B:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares:
2024	3,051	$45.61	$139,161	0.37%	0.90%	23.44%
2023	3,523	36.95	130,149	0.53	0.90	22.43
2022	3,578	30.18	107,988	0.30	0.90	(23.75)
2021	3,831	39.58	151,651	0.60	0.90	25.53
2020	3,895	31.53	122,811	0.94	0.90	22.78
BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2024	12,368	58.76	726,710	0.42	0.90	11.80
2023	13,334	52.56	700,817	0.72	0.90	19.89
2022	13,599	43.84	596,175	0.67	0.90	(18.78)
2021	14,267	53.98	770,197	0.43	0.90	26.00
2020	15,550	42.84	666,273	0.78	0.90	22.58
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2024	4,889	51.03	249,473	0.54	0.90	21.64
2023	5,319	41.95	223,162	0.66	0.90	25.56
2022	5,505	33.41	183,958	0.80	0.90	(15.59)
2021	5,611	39.58	222,068	0.48	0.90	24.50
2020	5,717	31.79	181,731	0.77	0.90	23.50
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2024	11,702	36.58	428,054	0.69	0.90	3.68
2023	12,311	35.28	434,362	0.33	0.90	8.29
2022	12,312	32.58	401,080	-	0.90	(17.35)
2021	13,659	39.42	538,450	0.11	0.90	15.43
2020	14,263	34.15	487,117	0.66	0.90	18.82
CVT NASDAQ-100 Index Portfolio:
2024	6,528	115.21	752,045	0.34	0.90	24.08
2023	6,719	92.85	623,833	0.33	0.90	53.04
2022	7,002	60.67	424,816	0.18	0.90	(33.25)
2021	7,433	90.89	675,550	0.27	0.90	25.75
2020	8,368	72.28	604,835	0.41	0.90	46.91
CVT Russell 2000® Small Cap Index Portfolio:
2024	4,542	49.08	222,898	1.26	0.90	10.24
2023	4,515	44.52	200,994	0.89	0.90	15.58
2022	4,460	38.52	171,805	0.83	0.90	(21.23)
2021	4,512	48.90	220,644	0.76	0.90	13.51
2020	4,460	43.08	192,175	0.92	0.90	18.55

27

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

CVT S&P MidCap 400 Index Portfolio:
2024	3,004	$68.14	$204,684	1.20%	0.90%	12.50%
2023	3,089	60.57	187,077	1.23	0.90	15.09
2022	3,215	52.63	169,180	0.91	0.90	(14.10)
2021	3,785	61.27	231,900	0.85	0.90	23.30
2020	3,870	49.69	192,287	1.23	0.90	12.29
Federated Hermes Government Money Fund II - Service Shares:
2024	27,592	10.15	279,976	4.58	0.90	3.78
2023	29,175	9.78	285,389	4.44	0.90	3.60
2022	26,364	9.44	248,949	1.17	0.90	0.21
2021	25,323	9.42	238,504	-	0.90	(0.84)
2020	24,423	9.50	232,091	0.14	0.90	(0.73)
Federated Hermes Managed Volatility Fund II - Primary Shares:
2024	35,632	21.34	760,549	2.18	0.90	14.48
2023	36,628	18.64	682,705	1.86	0.90	7.75
2022	36,682	17.30	634,747	1.85	0.90	(14.53)
2021	38,989	20.24	789,294	1.75	0.90	17.40
2020	39,137	17.24	674,552	2.79	0.90	0.06
Federated Hermes Quality Bond Fund II - Primary Shares:
2024	59,573	12.58	749,191	2.98	0.90	2.95
2023	63,484	12.22	775,486	2.62	0.90	5.25
2022	62,203	11.61	722,325	2.57	0.90	(10.07)
2021	63,716	12.91	822,868	2.43	0.90	(2.34)
2020	61,999	13.22	819,344	2.77	0.90	7.22
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2024	11,733	95.05	1,115,252	0.19	0.90	32.58
2023	12,449	71.69	892,512	0.49	0.90	32.27
2022	13,309	54.20	721,394	0.50	0.90	(26.97)
2021	14,503	74.22	1,076,382	0.06	0.90	26.70
2020	15,886	58.58	930,603	0.26	0.90	29.40
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2024	6,035	53.96	325,630	1.49	0.90	21.12
2023	6,619	44.55	294,904	1.69	0.90	17.67
2022	6,360	37.86	240,807	1.62	0.90	(5.80)
2021	6,771	40.19	272,141	2.43	0.90	24.81
2020	7,518	32.20	242,060	2.14	0.90	6.87
Fidelity® VIP Growth Portfolio - Initial Class:
2024	7,761	79.43	616,416	-	0.90	29.22
2023	7,709	61.47	473,842	0.13	0.90	35.04
2022	8,494	45.52	386,693	0.62	0.90	(25.13)
2021	9,232	60.80	561,301	-	0.90	22.11
2020	9,901	49.79	492,960	0.07	0.90	42.62

28

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP High Income Portfolio - Service Class 2:
2024	13,487	$31.09	$419,311	6.18%	0.90%	7.65%
2023	14,677	28.88	423,919	5.78	0.90	9.23
2022	14,914	26.44	394,271	5.11	0.90	(12.45)
2021	15,423	30.20	465,762	5.36	0.90	3.35
2020	15,168	29.22	443,175	5.04	0.90	1.53
Fidelity® VIP Index 500 Portfolio - Initial Class:
2024	13,504	64.07	865,217	1.30	0.90	23.78
2023	13,918	51.76	720,436	1.45	0.90	25.05
2022	15,860	41.39	656,372	1.45	0.90	(18.94)
2021	16,568	51.06	845,897	1.23	0.90	27.43
2020	17,634	40.07	706,548	1.75	0.90	17.20
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2024	7,645	76.89	587,835	0.35	0.90	16.11
2023	7,864	66.22	520,740	0.39	0.90	13.78
2022	8,265	58.20	481,004	0.27	0.90	(15.73)
2021	8,762	69.06	605,076	0.35	0.90	24.21
2020	10,842	55.60	602,849	0.41	0.90	16.81
Fidelity® VIP Overseas Portfolio - Initial Class:
2024	6,455	31.02	200,241	1.65	0.90	4.09
2023	6,465	29.80	192,649	1.07	0.90	19.44
2022	6,241	24.95	155,713	1.05	0.90	(25.16)
2021	6,896	33.34	229,891	0.53	0.90	18.65
2020	7,450	28.10	209,345	0.39	0.90	14.60
Franklin Global Real Estate VIP Fund - Class 2:
2024	10,552	20.01	211,107	1.83	0.90	(1.19)
2023	10,589	20.25	214,466	2.88	0.90	10.41
2022	10,688	18.34	195,991	2.40	0.90	(26.70)
2021	10,581	25.02	264,787	0.89	0.90	25.67
2020	11,080	19.91	220,656	3.11	0.90	(6.26)
Franklin Mutual Shares VIP Fund - Class 2:
2024	6,057	33.87	205,160	1.91	0.90	10.25
2023	6,630	30.72	203,664	1.91	0.90	12.49
2022	6,592	27.31	180,069	1.85	0.90	(8.26)
2021	7,417	29.77	220,834	2.93	0.90	18.09
2020	7,546	25.21	190,226	2.95	0.90	(5.90)
Franklin Small Cap Value VIP Fund - Class 2:
2024	5,166	61.01	315,205	0.93	0.90	10.71
2023	5,349	55.11	294,815	0.52	0.90	11.74
2022	5,440	49.32	268,337	0.96	0.90	(10.86)
2021	6,465	55.33	357,761	1.00	0.90	24.25
2020	6,648	44.53	296,054	1.48	0.90	4.24

29

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2024	5,093	$47.02	$239,464	-%	0.90%	10.04%
2023	5,280	42.73	225,614	-	0.90	25.60
2022	5,279	34.02	179,573	-	0.90	(34.27)
2021	5,655	51.76	292,713	-	0.90	9.04
2020	5,851	47.47	277,804	-	0.90	53.67
Franklin U.S. Government Securities VIP Fund - Class 2:
2024	21,304	14.16	301,593	3.09	0.90	0.50
2023	23,337	14.09	328,877	2.73	0.90	3.53
2022	22,403	13.61	304,932	2.39	0.90	(10.58)
2021	23,841	15.22	362,792	2.52	0.90	(2.69)
2020	21,172	15.64	331,133	3.32	0.90	2.89
Templeton Growth VIP Fund - Class 2:
2024	5,125	24.78	127,003	0.94	0.90	4.47
2023	5,731	23.72	135,948	3.28	0.90	19.92
2022	7,336	19.78	145,113	0.16	0.90	(12.28)
2021	7,448	22.55	167,976	1.10	0.90	3.92
2020	7,928	21.70	172,031	2.96	0.90	4.88
LVIP American Century Capital Appreciation Fund – Standard II:
2024	6,398	60.94	389,915	-	0.90	23.86
2023	6,353	49.20	312,601	-	0.90	19.62
2022	6,360	41.13	261,586	-	0.90	(28.75)
2021	6,882	57.73	397,333	-	0.90	10.17
2020	7,177	52.40	376,121	-	0.90	41.16
LVIP American Century Inflation Protection Fund – Standard II:
2024	1,527	14.82	22,628	4.03	0.90	0.88
2023	1,467	14.69	21,546	3.64	0.90	2.66
2022	1,406	14.31	20,120	5.00	0.90	(13.64)
2021	1,589	16.57	26,320	3.32	0.90	5.68
2020	1,801	15.68	28,246	1.64	0.90	8.81
LVIP American Century Mid Cap Value Fund – Standard II:
2024	278	40.93	11,357	2.80	0.90	7.77
2023	231	37.98	8,779	2.32	0.90	5.18
2022	232	36.11	8,362	2.25	0.90	(2.06)
2021	231	36.87	8,535	1.16	0.90	22.09
2020	239	30.20	7,228	1.89	0.90	0.30
LVIP American Century Ultra Fund – Standard II:
2024	4,686	77.98	365,403	-	0.90	27.63
2023	5,498	61.10	335,899	-	0.90	42.26
2022	5,587	42.95	240,003	-	0.90	(32.98)
2021	5,760	64.09	369,165	-	0.90	22.08
2020	6,601	52.50	346,594	-	0.90	48.51

30

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

LVIP American Century Value Fund – Standard II:
2024	4,568	$32.84	$149,995	2.85%	0.90%	8.49%
2023	5,179	30.27	156,768	2.42	0.90	8.15
2022	4,349	27.99	121,734	2.05	0.90	(0.36)
2021	5,344	28.09	150,122	1.73	0.90	23.42
2020	6,215	22.76	141,474	2.44	0.90	0.04
LVIP JPMorgan Mid Cap Value Fund - Standard:
2024	5,913	74.24	439,001	1.24	0.90	13.26
2023	6,290	65.55	412,334	3.19	0.90	9.93
2022	6,240	59.63	372,128	0.94	0.90	(8.98)
2021	6,751	65.51	442,275	0.88	0.90	28.73
2020	7,226	50.89	367,757	1.48	0.90	(0.53)
LVIP JPMorgan Small Cap Core Fund - Standard:
2024	3,580	50.99	182,536	0.81	0.90	10.70
2023	3,845	46.06	177,074	1.37	0.90	12.10
2022	3,888	41.09	159,745	0.45	0.90	(20.06)
2021	3,867	51.40	198,765	0.51	0.90	20.29
2020	3,995	42.73	170,690	0.96	0.90	12.68
T. Rowe Price All-Cap Opportunities Portfolio:
2024	5,959	90.25	537,830	0.08	0.90	24.04
2023	6,066	72.76	441,362	0.25	0.90	27.81
2022	6,209	56.93	353,446	-	0.90	(22.21)
2021	6,647	73.18	486,425	-	0.90	19.71
2020	7,277	61.13	444,816	-	0.90	43.09
T. Rowe Price Equity Income Portfolio:
2024	10,470	50.01	523,623	1.83	0.90	10.69
2023	11,128	45.18	502,765	2.09	0.90	8.55
2022	11,883	41.62	494,537	1.89	0.90	(4.19)
2021	11,682	43.44	507,472	1.58	0.90	24.43
2020	12,940	34.91	451,758	2.31	0.90	0.29
T. Rowe Price Mid-Cap Growth Portfolio:
2024	2,489	110.31	274,557	-	0.90	8.34
2023	3,115	101.82	317,166	-	0.90	18.89
2022	3,184	85.64	272,707	-	0.90	(23.27)
2021	3,205	111.61	357,746	-	0.90	13.82
2020	3,851	98.06	377,621	-	0.90	22.70
T. Rowe Price Moderate Allocation Portfolio:
2024	13,705	44.38	608,200	2.31	0.90	9.07
2023	14,131	40.69	574,955	2.33	0.90	14.33
2022	14,067	35.59	500,651	1.55	0.90	(19.04)
2021	14,723	43.96	647,278	0.98	0.90	9.08
2020	14,828	40.30	597,633	1.37	0.90	13.52

31

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2024	17,207	$22.56	$388,243	0.92%	0.90%	2.31%
2023	18,549	22.05	409,008	0.99	0.90	15.20
2022	19,539	19.14	373,984	0.79	0.90	(16.56)
2021	19,679	22.94	451,436	0.59	0.90	0.44
2020	19,858	22.84	453,651	0.59	0.90	13.41

Product C:
CVT EAFE International Index Portfolio - Class F:
2024	-	$-	$-	-%	-%	3.95%
2023	752	10.39	7,815	3.02	-	17.53
2022	736	8.84	6,507	3.57	-	(14.75)
2021	721	10.37	7,477	1.80	-	10.67
2020	704	9.37	6,591	3.46	-	7.09
CVT NASDAQ-100 Index Portfolio:
2024	-	-	-	-	-	10.37
2023	433	26.13	11,317	0.34	-	54.43
2022	427	16.92	7,225	0.18	-	(32.64)
2021	421	25.12	10,586	0.28	-	26.87
2020	415	19.80	8,218	0.47	-	34.60
CVT Russell 2000® Small Cap Index Portfolio - Class F:
2024	78	36.19	2,822	1.29	-	11.01
2023	75	32.60	2,442	0.93	-	16.35
2022	71	28.02	1,993	0.82	-	(20.67)
2021	67	35.32	2,374	0.78	-	14.30
2020	65	30.90	2,003	1.14	-	19.40
CVT S&P MidCap 400 Index Portfolio - Class F:
2024	4,488	25.79	115,739	1.17	-	13.31
2023	5,210	22.76	118,596	1.26	-	15.89
2022	5,121	19.64	100,592	0.96	-	(13.52)
2021	5,006	22.71	113,693	0.80	-	24.17
2020	5,968	18.29	109,149	1.30	-	13.11
Columbia VP Small Cap Value Fund - Class 2:
2024	2,067	35.65	73,694	0.54	-	8.69
2023	2,222	32.80	72,892	0.44	-	21.66
2022	2,125	26.96	57,297	0.49	-	(8.98)
2021	2,086	29.62	61,791	0.45	-	28.78
2020	2,921	23.00	67,171	0.36	-	8.59
DWS International Growth VIP - Class A:
2024	42	21.31	885	1.15	-	9.34
2023	40	19.49	787	0.69	-	16.08
2022	38	16.79	646	1.04	-	(28.52)
2021	36	23.49	849	0.37	-	8.10
2020	35	21.73	765	1.45	-	22.70

32

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Hermes Government Money Fund II - Service Shares:
2024	226	$11.44	$2,587	4.58%	-%	4.67%
2023	207	10.93	2,266	4.47	-	4.49
2022	196	10.46	2,046	1.16	-	1.16
2021	183	10.34	1,890	-	-	-
2020	163	10.34	1,690	0.25	-	0.19
Federated Hermes Managed Volatility Fund II - Primary Shares:
2024	17	15.49	257	2.08	-	15.60
2023	16	13.40	216	2.03	-	8.68
2022	15	12.33	188	1.60	-	(13.78)
2021	14	14.30	204	1.63	-	18.57
2020	13	12.06	162	2.76	-	0.92
Federated Hermes Quality Bond Fund II - Primary Shares:
2024	10,847	14.19	153,897	2.91	-	3.88
2023	10,959	13.66	149,666	2.58	-	6.14
2022	10,710	12.87	137,814	2.53	-	(9.24)
2021	10,498	14.18	148,889	2.13	-	(1.39)
2020	8,197	14.38	117,908	2.79	-	8.12
Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2024	2,841	61.81	175,594	0.03	-	33.47
2023	3,281	46.31	151,949	0.27	-	33.11
2022	3,310	34.79	115,182	0.27	-	(26.49)
2021	3,283	47.33	155,399	0.03	-	27.51
2020	3,255	37.12	120,837	0.08	-	30.25
Fidelity® VIP Growth Portfolio - Service Class 2:
2024	2,263	76.48	173,056	-	-	30.07
2023	2,624	58.80	154,263	-	-	35.89
2022	2,635	43.27	113,994	0.34	-	(24.64)
2021	2,617	57.42	150,245	-	-	22.90
2020	2,777	46.72	129,717	0.04	-	43.53
Fidelity® VIP High Income Portfolio - Service Class 2:
2024	3,483	21.56	75,100	5.81	-	8.61
2023	3,949	19.85	78,412	5.92	-	10.22
2022	3,808	18.01	68,578	5.21	-	(11.67)
2021	3,820	20.39	77,898	5.49	-	4.30
2020	3,208	19.55	62,720	5.10	-	2.41
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2024	153	61.01	9,348	0.78	-	24.56
2023	351	48.98	17,210	1.29	-	25.88
2022	344	38.91	13,392	1.23	-	(18.43)
2021	337	47.70	16,066	1.06	-	28.19
2020	329	37.21	12,258	1.51	-	17.90

33

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2024	1,742	$41.36	$72,031	0.31%	-%	17.20%
2023	2,116	35.29	74,692	0.40	-	14.80
2022	2,076	30.74	63,810	0.28	-	(14.97)
2021	2,038	36.15	73,695	0.35	-	25.30
2020	2,417	28.85	69,750	0.40	-	17.85
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2024	1,979	26.46	52,356	3.88	-	6.27
2023	2,093	24.90	52,111	2.40	-	10.86
2022	1,782	22.46	40,025	1.10	-	(27.69)
2021	1,958	31.06	60,821	0.98	-	38.66
2020	1,843	22.40	41,280	2.00	-	(6.78)
Franklin Mutual Shares VIP Fund - Class 2:
2024	8,091	21.36	172,796	2.04	-	11.31
2023	8,618	19.19	165,415	1.94	-	13.42
2022	8,346	16.92	141,174	1.87	-	(7.39)
2021	8,583	18.27	156,847	2.86	-	19.18
2020	9,160	15.33	140,462	3.01	-	(5.08)
Franklin Small Cap Value VIP Fund - Class 2:
2024	66	39.36	2,585	1.39	-	11.69
2023	313	35.24	11,029	0.52	-	12.77
2022	306	31.25	9,569	0.99	-	(10.07)
2021	300	34.75	10,428	1.01	-	25.36
2020	293	27.72	8,129	1.65	-	5.20
Franklin U.S. Government Securities VIP Fund - Class 2:
2024	11,259	13.10	147,478	3.03	-	1.39
2023	11,352	12.92	146,687	2.70	-	4.45
2022	10,951	12.37	135,452	2.34	-	(9.77)
2021	10,763	13.71	147,520	2.65	-	(1.79)
2020	7,877	13.96	109,963	3.32	-	3.79
Templeton Global Bond VIP Fund - Class 2:
2024	5,656	8.93	50,519	-	-	(11.41)
2023	5,692	10.08	57,372	-	-	2.86
2022	5,508	9.80	53,958	-	-	(4.95)
2021	5,521	10.31	56,904	-	-	(4.98)
2020	3,956	10.85	42,910	8.50	-	(5.24)
T. Rowe Price Equity Income Portfolio:
2024	803	38.29	30,767	1.82	-	11.70
2023	880	34.28	30,174	2.12	-	9.52
2022	829	31.30	25,956	1.87	-	(3.34)
2021	885	32.38	28,645	1.57	-	25.55
2020	918	25.79	23,663	2.40	-	1.18

34

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2024	8,836	$19.49	$172,194	0.89%	-%	3.29%
2023	9,754	18.87	184,100	1.00	-	16.19
2022	10,369	16.24	168,355	0.83	-	(15.81)
2021	9,079	19.29	175,110	0.59	-	1.31
2020	9,145	19.04	174,083	0.60	-	14.49

35

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts that contained net assets for a period less than the entire reporting period presented, average net assets have been calculated using only the period in which the subaccount contained net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account, consisting of applicable mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts that contained net assets for a period less than the entire reporting period presented, total return has been calculated using only the period in which the subaccount contained net assets and has not been annualized.

7. Segment Reporting

During 2024, the Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only. Each subaccount, as detailed in Note 1, represents a single operating segment. The Chief Operating Officer of the Company acts as the Chief Operating Decision Maker (CODM) and monitors the operating results of each subaccount. The change in net assets resulting from operations, which is used by the CODM to assess the subaccount’s performance, is consistent with that presented within the subaccount’s financial statements. Subaccount assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

36

KPMG LLP

Aon Center

Suite 5500

200 E. Randolph Street

Chicago, IL 60601-6436

Independent Auditors’ Report

The Audit Committee of the Board of Directors

EquiTrust Life Insurance Company:

Opinions

We have audited the statutory financial statements of EquiTrust Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for the years then ended, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for the years then ended in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 2n to the statutory financial statements, the Company received permission from the Arizona Department of Insurance and Financial Institutions in 2022 to follow the accounting practices

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

prescribed by the Iowa Insurance Division Prescribed Method (Iowa administrative code r.191.97.1 - 191.97.7) as of January 1, 2022. Under the permitted practice, financial option derivative assets used for hedging purposes are recorded at amortized cost on the balance sheet with amortization expense and realized gains and losses recorded through net investment income on the statement of operations. Under prescribed statutory accounting practices, the financial option derivative assets are recorded at fair value on the balance sheet with changes in fair value being recorded to capital and surplus and realized gains or losses being recorded to net realized gains or losses on statements of operations. Also under the permitted practice, the Company uses a reserve calculation methodology for indexed annuity products under which interest credits based upon one or more external indices are included in the reserve only after those interest credits have been credited to the contract holder under the terms of the annuity contract. Under prescribed statutory accounting practices, reserves for indexed annuity products are determined consistent with Actuarial Guideline 33 CRVM which requires the crediting rate to be consistent with the market value of the financial options. As of December 31, 2024, that permitted accounting practice decreased statutory surplus by $152 million as compared to what it would have been had that prescribed accounting practice been followed. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in the supplemental schedule of assets and liabilities, summary investment schedule, supplemental investment risk interrogatories, and reinsurance risk interrogatories is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Arizona Department of Insurance and Financial Institutions. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Chicago, Illinois

April 16, 2025

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

Admitted Assets	2024	2023
Bonds	$22,379,427	$17,755,847
Preferred stock	171,642	172,980
Common stock, at fair value (cost of $244,779 in 2024 and cost of $226,648 in 2023)	232,672	217,226
Mortgage loans	3,911,417	3,575,988
Real estate	25,800	25,800
Cash, cash equivalents and short-term investments	3,884,769	2,748,167
Contract loans	6,705	6,814
Derivative instruments	181,744	116,244
Other invested assets	1,163,900	1,203,929
Receivables for securities	30,562	16,124
Total cash and invested assets	31,988,638	25,839,119
Investment income due and accrued	611,100	503,154
Amounts recoverable under reinsurance agreements	25,438	19,316
Assumed coinsurance funds withheld	67	53
Current federal income tax receivable	32,450	4,669
Deferred income tax assets	18,055	-
Receivables from parent, subsidiaries and affiliates	11	476
Other admitted assets	386	11
Assets held in separate accounts	900,578	826,195
Total admitted assets	$33,576,723	$27,192,993
Liabilities, Capital and Surplus
Liabilities:
Life and annuity policy reserves	$22,189,819	$16,956,892
Liability for deposit-type contracts	4,826,432	4,361,929
Policy and contract claims	112,820	104,124
Interest maintenance reserve	28,752	29,919
Amount payable under reinsurance agreements	71,048	9,747
Commissions to agents due and accrued	20,038	8,266
Deferred income tax liability	-	31,964
Payable to affiliates	6,759	7,905
Ceded coinsurance funds withheld	1,772,244	1,793,520
Derivative collateral	323,850	232,534
Payable for securities	98,175	14,311
Loan payable	852	65
Borrowed Money	75,000	-
Asset valuation reserve	297,056	286,444
Other liabilities	96,926	110,805
Liabilities related to separate accounts	900,578	826,195
Total liabilities	$30,820,349	$24,774,620
Capital and surplus:
Common stock, par value $1,500 per share – authorized 2,500 shares; issued and
outstanding 2,000 shares	3,000	3,000
Additional paid-in capital	784,667	784,667
Unassigned funds	1,968,707	1,630,706
Total capital and surplus	2,756,374	2,418,373
Total liabilities, capital and surplus	$33,576,723	$27,192,993

See accompanying notes to statutory financial statements

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2024 and 2023

(In thousands of dollars)

	2024	2023
Revenues:
Premiums and other considerations:
Life and annuity premiums	$6,531,514	$3,253,466
Supplementary contracts with life contingencies	1,686	1,096
Net investment income	1,673,687	1,138,402
Commissions and expense allowances on reinsurance ceded	117,297	110,620
Total revenues	8,324,184	4,503,584
Benefits and expenses:
Benefits paid or provided for:
Death benefits	34,183	32,941
Annuity benefits	396,705	342,228
Surrender benefits	1,651,399	1,306,230
Interest and adjustments on policy or deposit-type contract funds	2,796	160,342
Other benefits	1,590	1,515
Increase in policy reserves	5,231,560	1,961,858
Total benefits paid or provided for	7,318,233	3,805,114
Commissions	500,877	217,900
Commissions and expense allowances on reinsurance assumed	2,002	2,141
General expenses	104,157	91,489
Insurance taxes, licenses and fees	30,907	10,028
Total benefits and expenses	7,956,176	4,126,672
Gain from operations before federal income taxes and net realized capital gains (losses)	368,008	376,912
Federal income tax expense (benefit)	131,457	149,723
Gain from operations before net realized capital gains (losses)	236,551	227,189

Net realized capital gains (losses), less capital gains tax (benefit) of ($11,609) in 2024 and ($2,193) in 2023 and amounts transferred (to) from the interest maintenance reserve of $1,375 in 2024 and ($1,834) in 2023	(43,673)	(8,249)
Net income	$192,878	$218,940

See accompanying notes to statutory financial statements

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2024 and 2023

(In thousands of dollars)

	Common Stock	Additional paid-in capital	Unassigned funds	Total capital and surplus
Balances at December 31, 2022	$3,000	784,667	959,689	1,747,356

Net income for 2023	-	-	218,940	218,940
Change in unrealized gains (losses) on investments, net of tax	-	-	(21,550)	(21,550)
Change in deferred income taxes	-	-	(32,728)	(32,728)
Change in nonadmitted assets	-	-	6,139	6,139
Change in asset valuation reserve	-	-	5,010	5,010
Change in surplus as a result of reinsurance	-	-	495,206	495,206
Balances at December 31, 2023	3,000	784,667	1,630,706	2,418,373

Correction of an error	-	-	(11,834)	(11,834)
Net income for 2024	-	-	192,878	192,878
Change in unrealized gains (losses) on investments, net of tax	-	-	36,626	36,626
Change in deferred income taxes	-	-	58,051	58,051
Change in nonadmitted assets	-	-	648	648
Change in asset valuation reserve	-	-	(10,612)	(10,612)
Change in surplus as a result of reinsurance	-	-	72,244	72,244
Balances at December 31, 2024	$3,000	784,667	1,968,707	2,756,374

See accompanying notes to statutory financial statements

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2024 and 2023

(In thousands of dollars)

	2024	2023
Cash flow from operating activities:
Premiums and other considerations received, net of reinsurance paid	$6,533,200	$3,254,562
Net investment income received	1,542,535	1,062,211
Funds held by reinsurers and miscellaneous income (loss)	111,161	73,579
	8,186,896	4,390,352
Benefits paid	(1,892,118)	(2,012,913)
Commissions, expenses paid and aggregate write-ins for deductions	(625,480)	(348,213)
Federal income taxes received (paid)	(149,003)	(104,585)
Net cash provided by (used in) operating activities	5,520,295	1,924,641

Cash flow from investing activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	3,483,035	1,060,472
Stocks	53,034	133,290
Mortgage loans	254,126	462,693
Real estate	-	2,057
Other invested assets	142,387	27,980
Derivatives and miscellaneous proceeds	50,041	119,636
Total proceeds from sales, maturities or repayments of investments	3,982,623	1,806,128

Cost of investments acquired:
Bonds	(8,132,044)	(1,436,526)
Stocks	(62,053)	(41,802)
Mortgage loans	(593,166)	(253,731)
Real estate	-	(25,800)
Other invested assets	(80,090)	(49,461)
Derivatives and miscellaneous applications	(79,939)	(42,957)
Total cost of investments acquired	(8,947,292)	(1,850,277)
Net (increase) decrease in contract loans	109	449
Net cash provided by (used in) investing activities	(4,964,560)	(43,700)
Cash flow from financing and miscellaneous activities:
Other cash provided (used):
Borrowed Funds	74,935	(99,991)
Change in Deposit Type Funds	464,503	(361,722)
Funds held under coinsurance	(21,276)	(280,468)
Changes in receivable from subsidiary	(1,145)	2,124
Changes in payable from subsidiary	460	(786)
Payable for securities lending	-	(255,385)
Changes in derivative liability	91,316	232,534
Other sources, net	(27,926)	(20,437)
Net cash provided by (used in) financing and miscellaneous activities	580,867	(784,131)

Net increase (decrease) in cash, cash equivalents and short-term investments:	1,136,602	1,096,810

Cash, cash equivalents and short-term investments:
Beginning of year	2,748,167	1,651,357
End of year	$3,884,769	$2,748,167

See accompanying notes to statutory financial statements

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2024 and 2023

(In thousands of dollars)

	2024	2023
Supplemental disclosures of noncash transactions:
Interest capitalization on bonds	$20,018	$21,665
Tax free exchanges-bonds	441,067	251,585
Taxable exchanges-bonds	996	136,652
Reclass bonds	-	10,305
Security contribution-bonds	28,773	13,454
Security withdrawal-bonds	28,773	25,418
Tax free exchanges-stocks	-	3
Reclass common stocks	-	40,230
CTLs transferred from bonds to mortgages	-	11,963
Tax free exchanges-other invested assets	347,418	38,322
Reclass other invested assets	-	50,535
Mortgage interest capitalization	1,165	-
Reclass acquisition bonds	506	-

See accompanying notes to statutory financial statements

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

(1)	Organization

EquiTrust Life Insurance Company (EquiTrust or the Company) operates in the life insurance industry, distributing individual annuity and life products through independent insurance marketing organizations and broker dealers. The Company is domiciled in the state of Arizona and is licensed to do business in forty-nine states and the District of Columbia. The Company has a closed block of annuity business from American Equity that was assumed through a coinsurance agreement. The Company also has executed reinsurance treaties with former affiliated and nonaffiliated companies, to both assume and cede blocks of annuity business (see note 9).

On June 23, 2015, June Bug Insurance Holdings, LLC became the majority controlling shareholder of the Company. Mr. Earvin Johnson is the sole owner of June Bug Lifetime Trust, which owns 100% of the common membership interests in June Bug Insurance Holdings, LLC. June Bug Insurance Holdings, LLC owns a controlling interest in EquiTrust Investor Holdings, LLC, the 100% owner of the Company through wholly owned subsidiaries.

On September 9, 2024, Amistad Financial Group, LLC, Atlanta Life Holdings, Inc., and Eric Holoman filed a Form A, Statement Regarding the Acquisition of Control of or Merger with a Domestic Insurer, with the Arizona Department of Insurance and Financial Institutions regarding the intended acquisition of the Company and its wholly-owned subsidiaries. The Form A is subject to the approval by the Insurance Commissioner of the State of Arizona.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the Arizona Department of Insurance, a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (GAAP). The Arizona Department of Insurance requires insurance companies domiciled in the state of Arizona to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP). On December 31, 2024 and 2023, the Company had no permitted or prescribed practices, other than NAIC SAP and permitted practices referred to in Note 2(n).

The Financial Accounting Standards Board promulgates the accounting principles for financial statements that are prepared in conformity with U.S. GAAP (GAAP) with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The primary differences between GAAP and NAIC SAP, although not reasonably determinable are presumed to be material and pervasive and are summarized as follows:

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

Under GAAP:

●	The Asset Valuation Reserve (AVR) and Interest Maintenance Reserve (IMR) are eliminated as investments with unrealized gains and losses reported directly in equity and the realized gains and losses reported in income.

●	Certain assets designated under NAIC SAP as “nonadmitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

●	Certain policy acquisition costs and deferred sales inducements are deferred and amortized rather than being charged to operations as incurred;

●	Policy and contract reserves for traditional life insurance are based on best estimates of expected mortality, morbidity, persistency and interest, including provision for the risk of adverse deviation, with original assumptions continuing to be used in subsequent accounting periods to determine changes in the liability for future policy benefits unless a premium deficiency exists rather than being based on prescribed statutory methodologies;

●	Policy reserves on universal life and certain investment products are reported at account value, including additional liabilities for certain guaranteed benefits such as lifetime income benefit riders valued using actuarial assumptions for GAAP, rather than using prescribed statutory methodologies under NAIC SAP;

●	Insurance contracts that contain an embedded derivative, including fixed index annuities, are bifurcated from the host contract and accounted for separately at fair value while the host is accreted to the estimated future minimum guarantee value using the effective interest method. Under NAIC SAP, contracts that contain an embedded derivative are not bifurcated and are accounted for as part of the host contract;

●	Investments in wholly owned insurance subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity of a non-insurance subsidiary or statutory surplus of a domestic insurance subsidiary;

●	Bonds designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost, with unrealized gains and losses reported in equity and income, respectively;

●	An allowance for credit losses is established for available for sale securities under the current expected loss model under GAAP rather than being evaluated for other-than-temporary-impairments (OTTI) with impairments recorded as a direct write-down of the security’s cost basis for NAIC SAP;

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

●	Equity securities are reported at fair value, net of tax, for GAAP with any changes reported in earnings, rather than unrealized gains and losses reported in capital and surplus;

●	Surplus notes designated as available for sale are reported at fair value for GAAP with unrealized gains and losses reported in equity whereas surplus notes rated by an NAIC Credit Rating Provider (CRP) with a designation equivalent of NAIC 1 or NAIC 2 shall be reported at amortized cost and those with an NAIC designation equivalent of NAIC 3 to NAIC 6 shall be reported at the lesser of amortized cost or fair value;

●	Preferred stock designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost for redeemable preferred stocks designated highest-quality to medium-quality (NAIC designations RP1 to RP3 and P1 to P3) or the lower of amortized cost or fair value for redeemable preferred stocks that are designated low quality to in or near default (NAIC designations RP4 to RP6 and P4 to P6, respectively);

●	Under GAAP, money market mutual funds are classified as short-term investments and as cash equivalents for NAIC SAP;

●	Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for NAIC SAP. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for NAIC SAP;

●	The statements of cash flow reconcile to changes in cash and cash equivalents with original maturities of three months or less. Under NAIC SAP, the statements of cash flow reconcile to changes in cash, cash equivalents and short-term investments with original maturities of one year or less. A reconciliation of net income to net cash provided by operating activities is not required;

●	Premiums, benefits and reserve changes for deposit-type and investment contracts are not included in revenue or benefits in the statement of operations; and,

●	Generally, changes in deferred taxes are reported as a component of net income under GAAP. Under NAIC SAP, a net deferred tax asset (“DTA”), for the tax effect of timing differences between book and tax assets and liabilities, is only reported as an admitted asset to the extent that it is realizable within three years and represents less than 15% of capital and surplus (adjusted to exclude any net DTAs, electronic data processing (“EDP”) equipment and operating system software and any net positive goodwill), subject to limits set by Statement of Statutory Accounting Principles (“SSAP”) No. 101. The change in net deferred tax asset is recorded directly to surplus.

In August 2024, the NAIC adopted revisions to SSAP No. 26 - Bonds (SSAP No. 26), SSAP No. 43 - Loan backed and Structured Securities (SSAP No. 43) and SSAP No. 21—Other Admitted Assets (SSAP No. 21) pursuant to the Statutory Accounting Principles (E) Working Group’s Investment Classification Project. These revisions establish principles based guidance for securities to be classified as bonds and definitions for issuer credit obligations or asset backed securities. These requirements are

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

effective for reporting beginning in 2025 and the Company has determined implementation will not have a material impact.

(b)	Risks and Uncertainties

Financial Statements – The preparation of the Company’s statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those statements. The most significant estimates are associated with reserves for contract liabilities and fair value estimates of invested assets.

Investments – The Company is exposed to risks that issuers of securities owned by the Company will default or that interest rates will change and cause a decrease in the value of its investments. Management attempts to mitigate these risks by investing in high-grade securities and loans and by matching maturities of its investments with the anticipated payouts of its liabilities.

(c)	Investments

All securities are accounted for as of the date the investments are purchased or sold (trade date).

Bonds

The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments when not otherwise evaluated by an independent CRP and issues related credit ratings. Bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost, less any valuation impairment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The effective interest method is used to amortize any purchase premium or discount.

Included within bonds are loan-backed and structured securities. The carrying value of most residential mortgage-backed securities and commercial mortgage-backed securities is determined based on the results of financial modeling performed by a third party, including estimates of future prepayments that are obtained from independent sources. Certain other loan-backed and structured securities are subject to a two-step rating process developed by the SVO for determining carrying value. The carrying value of loan-backed and structured securities in default that are other-than-temporarily impaired is based upon estimated cash flows discounted at the current effective yield when the intent and ability exists to hold the security until recovery of that value, otherwise such securities are carried at the lower of amortized cost or fair value.

Prepayment assumptions are updated at least quarterly, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

Preferred Stocks

Redeemable preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6. Redeemable preferred stocks with an NAIC rating designation of 4, 5, or 6 are stated at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Redeemable preferred stock must be redeemed by the issuing enterprise or is redeemable at the option of the reporting entity. Perpetual preferred stock has no redemption or sinking fund features and is not redeemable at the option of the issuer.

Common Stocks

Unaffiliated common stocks are stated at fair value, with changes in unrealized gains or losses credited or charged directly to unassigned surplus, net of tax. Affiliated common stocks are carried at underlying audited U.S. GAAP equity.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value through surplus. Changes in valuation reserves for temporary impairments on mortgages are included in net unrealized capital gains/losses on investments in surplus. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized capital loss and any temporary valuation allowance is reversed. The Company recorded mortgage valuation allowances of $6,996 and $5,981 at December 31, 2024 and 2023, respectively.

Real Estate

Properties held for sale are stated at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is computed on a straight-line basis for all real estate holdings. There were no encumbrances as of December 31, 2024 or 2023.

Cash, Cash Equivalents and Short-Term Investments

Cash constitutes a medium of exchange that a bank or other similar financial institution will accept for deposit and allow an immediate credit to the depositor’s account. Also classified as cash for financial statement purposes, although not falling within the above definition of cash, are savings accounts and certificates of deposits or other similar financial instruments with maturity dates within one year or less from the acquisition date.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

Cash equivalents are highly liquid, short-term investments with original maturities of three months or less that are both readily convertible to known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates and are typically reported at amortized cost. Money market mutual funds that are registered under the Investment Company Act of 1940 are reported as cash equivalents and carried at fair value or net asset value as a practical expedient. Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the effective interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans

Contract loans are secured by the cash surrender value or collateral assignment of the related policy or contract and are stated at outstanding principal balances inclusive of any unpaid accrued interest more than 90 days past due. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Unpaid interest is capitalized on the policy or contract anniversary date.

Derivative Instruments

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. The Company also uses equity index options to hedge against certain equity indexed policyholder liabilities. Currency swaps, currency forwards and equity index options are marked to fair value. Changes in fair value are recorded as unrealized gains and losses within surplus. Effective January 1, 2022 in connection with the permitted practice discussed in Note 2(n), the Company began reporting equity index options at amortized cost, with amortization being calculated on a straight-line basis, with amortization expense and realized gains being reported in net investment income.

Beginning in 2024, the Company began using floating to fixed interest rate swaps to hedge exposure to floating interest rates on certain collateralized lending obligations. Hedge accounting is utilized for which the interest rate swaps are deemed cash flow hedges and are recorded at amortized cost with periodic swap settlements being recorded as investment income.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

Other Invested Assets

Other invested assets are primarily comprised of investments in limited liability companies, surplus notes, limited partnerships, residual tranches of collateralized lending obligations, and collateral loans. Investments in limited liability companies and limited partnerships are stated based on the underlying GAAP audited equity of the investee. Surplus notes rated NAIC 1 through NAIC 2 by an NAIC CRP are carried at amortized cost and at the lesser of amortized cost or fair value if rated NAIC 3 through NAIC 6. Residual tranches of collateralized lending obligations are carried at the lesser of amortized cost or fair value with changes in fair value recorded in changes in capital and surplus. Collateral loans are carried at unpaid principal balance. The Company held collateral loans by qualifying investment type as of December 31, 2024 and 2023 as follows:

	December 31, 2024			December 31, 2023
	Aggregate			Aggregate
Collateral type	Loan	Admitted	Nonadmitted	Loan	Admitted	Nonadmitted
Bonds	$769,856	769,856	-	$775,754	775,754	-
Total	$769,856	769,856	-	$775,754	775,754	-

Receivable/Payable for Securities

The Company has entered into agreements to purchase or sell certain securities as of December 31, 2024 and 2023 that have not yet settled and are recorded as a payable or receivable at amortized cost.

Loan Payable

The Company entered into a $210,000 credit facility with PNC Financial Services (“PNC”) effective October 14, 2022 in order to enhance the Company’s liquidity position. As of December 31, 2024 and 2023, the outstanding loan payable was $75,000 and $0, respectively. Accrued interest on the credit facility as of December 31, 2024 and 2023 was $852 and $65, respectively.

Reverse Repurchase Agreements

The Company enters into reverse repurchase agreements under which the Company is the secured lender. Under these agreements, the Company receives unrestricted collateral which has a fair value as of the transaction date of no less than 102% of the value of cash loaned. The Company loaned cash in the amount of $120,144 and $292,602 at December 31, 2024 and 2023, respectively, and recorded the loaned amounts as short-term investments.

Repurchase Agreements

The Company enters into repurchase agreements under which the Company is the borrower. Each repurchase agreement must be evidenced by a Master Repurchase Agreement (“MRA”) or other written agreement between the Company and its counterparties. Under the terms of the MRAs, the Company sells investments to the counterparty and the Company agrees to repurchase the same or similar

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

investments back from the counterparty on a specific date at a specified price. On the maturity date, the Company and counterparty may elect to enter into a new repurchase agreement. The Company’s decision to do so is dependent on the Company’s liquidity needs and its assessment of the creditworthiness of the counterparty and the collateral’s performance. The Company borrowed cash in the amount of $0 at December 31, 2024 and 2023 and recorded the borrowed amounts as payable for securities lending.

Net Investment Income

Investment income is recorded when earned. Dividends are recorded on the ex-dividend date. See note 6 for further discussion of the Company’s investment income.

Investment Income Due and Accrued

Accrued investment income is comprised of accrued interest on bonds, preferred stock, short-term investments, mortgage loans, contract loans, other invested assets and dividends declared but not yet received. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus in the statements of changes in capital and surplus. The Company has no accrued investment income more than 90 days past due as of December 31, 2024 and 2023.

Investment Capital Gains and Losses

Realized capital gains and losses are determined on the basis of the specific identification method. Realized capital losses also include valuation adjustments for impairments of bonds, mortgage loans, common and preferred stocks and other investments that have experienced a decline in fair value that management considers to be “other-than-temporary.” In determining whether impairments are other-than-temporary, management considers the size of the excess of carrying value over fair value, the likelihood and expected timing of a recovery in value, the credit quality and financial condition of the issuer, management’s intent to sell when a decline is due to interest rates, and management’s intent and ability to hold the investment until maturity or a recovery in the investment’s fair value. When it is determined that an investment (other than loan-backed structured securities, discussed below) is other-than-temporarily impaired, the cost basis of the investment is written down to fair value through a change recorded in net realized capital losses in the statements of operations.

For loan-backed and structured securities the determination of OTTI is based on an estimate of the noninterest loss, which is recognized in net realized capital losses in the statements of operations. To the extent the Company determines that a non-structured security, corporate bond, common stock, preferred stock or mortgage loan is deemed to be OTTI, the difference between the cost of the security and fair value is recorded as a realized loss and the carrying amount of the investment is written down to its estimated fair value through realized capital losses. In accordance with SSAP No. 43R, Loan-backed and Structured Securities, securities with OTTI are required to be written down to fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

investment until its anticipated recovery, the valuation adjustment is based on the discounted future expected cash flows of the security discounted at the securities original effective interest rate.

Realized capital gains and losses as reported in the statements of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate related capital gains or losses.

Unrealized capital gains and losses include changes in the fair value of common stocks, interest rate swaps, certain bonds and preferred stocks carried at fair value due to NAIC rating and change in the equity method share of the accumulated earnings of limited liability companies and partnerships and are reported net of any related changes in deferred taxes. Changes in unrealized capital gains and losses are reported in the statements of changes in capital and surplus.

(d)	Nonadmitted Assets

For statutory accounting purposes, certain assets are designated as nonadmitted assets (principally electronic data processing equipment, furniture and equipment and affiliated investments). EquiTrust had $1,436 and $2,084 in nonadmitted assets at December 31, 2024 and 2023, respectively.

(e)	Separate Accounts

The assets and liabilities of the separate account shown in the statements of admitted assets, liabilities, and capital and surplus are reported at fair value or contract value in accordance with the valuation procedures in the applicable contract. The basis used for the separate accounts are as follows:

Separate Account I: Maintained for the benefit of the separate account policy holders and is legally insulated from general account claims. The assets and liabilities are reported at fair value.

Separate Account II: Maintained for the benefit of the separate account policy holders and is legally insulated from general account claims. The assets and liabilities for the Private Placement Funding Agreements, issued in 2018, are reported at contract value. The respective assets and liabilities are subject to a stable value protection master agreement which guarantees the performance of underlying investment divisions within Separate Account II to the Company and Private Placement Funding Agreement holders.

(f)	Premium Revenue and Related Expenses

Annuity considerations are recognized as revenue when received. Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Premiums for traditional life insurance products are recognized as revenue when due. Considerations for deposit-type contracts, which do not have any life contingencies, are recorded directly to the related liability. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

(g)	Commission

The Company expenses commissions at the time of sale for all products. Renewal commissions are paid for MYGA and for additional premiums on some other products.

(h)	Policy Reserves and Liabilities for Deposit-Type Contracts

Policy reserves and liabilities consist of life and annuity policy reserves and deposit-type contracts.

Life and Annuity Policy Reserves

Life and annuity policy liabilities are developed using prescribed actuarial methods and are intended to provide, in the aggregate, reserves that are greater than, or equal to, the minimum or guaranteed policy cash values or the amounts required by law. Life reserves are calculated in accordance with the Commissioner’s Reserve Valuation Method (CRVM) and Actuarial Guideline 36 as applicable. Annuity reserves are calculated in accordance with the CARVM and Actuarial Guidelines 33 and 35, as applicable. Mortality is based on the appropriate table from the year of issue, most recently the 2017 CSO table for life insurance and the 2012 IAR table for annuities. Valuation interest rates are also based on liability type and year of issue; the rates range from 2.50% to 8.75%. The liability under Standard Valuation Law (SVL) for income benefit riders is based on the greatest present value of all potential future guaranteed benefits. For policies with lifetime income benefit rider, there is an additional benefit stream included in the calculation. The inputs used in the calculation of the liability for lifetime benefit riders are prescribed by SVL and generally require reserves for the worst-case scenario.

Deposit-Type Contracts

Liabilities for funding agreements, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

Policy and Contract Claims

The liability for policy and contract claims is based upon the estimated ultimate cost of settling the claims, using past experience adjusted for current trends, and any other factors that modify past experience.

(i)	Income Taxes

The Company uses a balance sheet approach of accounting for federal income taxes. Current income taxes incurred are charged to the statements of operations based on estimates for the current year. Under the balance sheet method, deferred tax assets, net of any nonadmitted portion, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected on which those temporary

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. The net deferred tax assets recorded are subject to the admissibility limitations and a valuation allowance, as applicable, set forth in SSAP No. 101, Income Taxes.

Beginning in 2022, the Company reported Equity Index Options as described in the Summary of Significant Accounting Policies Section (c) Derivative Instruments. The Company is following the Iowa prescribed method of accounting for statutory accounting purposes. For federal income tax purposes, the Company records the tax effect of mark-to-market unrealized gains (losses) in the period incurred and realized gains (losses) upon maturity. In 2023, the Company requested a change in the tax accounting method to spread the mark-to-market unrealized gains (losses) and realized gains (losses) over a three-year period. The IRS issued an approval of the requested change in tax accounting method in 2024.

The difference between statutory accounting and tax method results in material temporary differences that give rise to tax-effected Deferred Tax Assets (“DTA”) of $12,400 and $28,000 as of December 31, 2024 and 2023, respectively. Additionally, the change in tax method of accounting requires recognition of IRC Section 481(a) adjustment to reflect the tax liability as if the new method had been used for three prior years. Per IRS guidance, the impact of Section 481(a) was recorded in 2023 and 2024. The result of application of Section 481(a) is an increase in taxable income in 2023 of $40,600 and decrease in taxable income of $40,600 in 2024. As such, no Section 481(a) DTA remains as of December 31, 2024.

The Equity Options DTA is subject to admissibility rules under SSAP 101.

(j)	Reinsurance

Assumed reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. For ceded business, the Company remains contingently liable for the liabilities in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

(k)	Amounts Recoverable and Payable Under Reinsurance Agreements

Amounts recoverable and payable under reinsurance agreements include amounts recoverable or due related to net settlements with assumed, ceded and retrocedent activity.

(l)	IMR/AVR

The Company is required to maintain an IMR and AVR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold. Negative IMR is admitted in accordance with the guidelines established by the Statutory Accounting Principles Working Group (“SAPWG”) in their interpretive guidance within INT 23-01. The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in capital and surplus.

(m)	Funds Withheld

The Company has coinsurance arrangements with funds withheld where the Company is both the ceding entity and the assuming entity. The following accounting applies to coinsurance arrangements with funds withheld:

The Company as Ceding Entity

Premiums paid or payable to the reinsurer reduce premium income. Policy benefits payments paid by the reinsurer reduce reported policy benefits. Commissions and expense allowances owed by the reinsurer are reported separately in the statements of operations as they are incurred. A net reduction to policy reserves is taken for the portion of the obligation assumed by the reinsurer. Any funds withheld by the Company as the ceding entity are recorded as a separate funds held liability in the statements of admitted assets, liabilities and capital and surplus.

The Company as Assuming Entity

Premiums received or receivable by the Company increase premium income. Policy benefit payments paid by the Company increase the reported policy benefits. Commissions and expense allowances owed by the Company are reported separately in the statements of operations when incurred. The Company records its share of the statutory policy reserves attributable to the business identified in the contract. Any funds withheld by the ceding entity are recorded by the Company as a separate funds held asset in the statements of admitted assets, liabilities and capital and surplus.

The Company also has a modified coinsurance arrangement with funds withheld where the Company is the ceding entity. The following accounting applies to modified coinsurance arrangements with funds withheld:

Ceding Entity

The Company retains assets equal to the modified coinsurance reserve. Premiums paid or payable to the reinsurer net of any experience refunds result in the reduction of premium income. Policy benefits payments paid by the reinsurer reduce reported policy benefits. Expense allowances paid by the reinsurer are reported separately in the statements of operations as they are incurred. The modified

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

coinsurance reserve is included in policy reserves in the statements of admitted assets, liabilities and capital and surplus.

(n)	Permitted Practice

In 2022, the Company requested and was granted a permitted practice by the Arizona Department of Insurance to follow the accounting practices prescribed by the Iowa Insurance Division Prescribed Method (Iowa administrative code r.191.97.1 – 191.97.7).

Under the permitted practice, financial options used for hedging purposes are recorded at amortized cost with amortization expense and realized gains recorded through Net Investment Income instead of being recorded at market value with changes in market value being recorded to Capital and Surplus and realized gains or losses being recorded to Net Realized Gains (Losses). For Aggregate Reserves for Life Contracts, the Company’s liabilities are consistent with the guidance in AG33 CRVM which requires the crediting rate to be consistent with the market value of financial options, whereas under the permitted practice the crediting rate does not consider the market value of options.

The differences between NAIC and permitted practices impact to Net Income and Capital and Surplus as of December 31, 2024 and December 31, 2023 are as follows:

	2024	2023
Statutory Summary of Operations:
Net Income - Permitted Practice	$192,878	$218,940
Investment income from derivatives	217,486	184,729
Change in Reserves	(36,196)	(93,141)
Realized Gains and Losses	(191,057)	(181,759)
Net Income - NAIC	$183,111	$128,769

Capital and Surplus - Permitted Practice	$2,756,374	$2,418,373
Income Impact from Derivative Instruments	85,848	59,420
Deferred Taxes	12,384	13,628
Unrealized Gains from Derivatives	211,860	259,580
Reserves	(157,803)	(121,607)
Capital and Surplus - NAIC	$2,908,663	$2,629,393

(3)	Disclosures Concerning Fair Value of Financial Instruments

(a)	Financial Instruments Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flow. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements and Disclosures. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair hierarchy are as follows:

Level 1     Fair value is based on unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2      Fair value is based on quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3      Fair value is based on valuations derived from techniques in which one or more significant inputs are unobservable (supported by little or no market activity). Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time, there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

For financial instruments, the statement value and fair value, including level within the fair value hierarchy, at December 31, 2024 and 2023 were as follows:

				December 31, 2024
		Statement value	Fair value	Level 1	Level 2	Level 3	Net Asset Value
General account assets:	$
Bonds		22,379,427	20,694,863	1,171,650	11,222,852	8,300,361	-
Preferred Stocks		171,642	171,559	-	94,929	76,630	-
Common Stocks		232,672	232,672	21,062	179,731	13,551	18,328
Mortgage Loans		3,911,417	3,566,176	-	3,566,176	-	-
Cash, cash equivalents, and short-term investments		3,884,769	3,883,901	3,883,901	-	-	-
Contract Loans		6,705	6,705	6,705	-	-	-
Other invested assets		1,163,900	1,164,114	26,378	80,297	819,756	237,683
Derivative instruments		181,744	393,125	-	363,791	29,334	-
Receivable for securities		30,562	30,562	30,562	-	-	-
Separate account assets		900,578	708,378	71,623	-	636,755	-

General account liabilities:
Liability for deposit-type contracts		$4,826,432	4,826,432	-	-	4,826,432	-
Amount payable under reinsurance agreements		71,048	71,048	71,048	-	-	-
Derivative collateral		323,850	323,850	323,850	-	-	-
Payable for securities		98,175	98,175	98,175	-	-	-
Loan Payable		75,000	75,000	75,000	-	-	-
Separate account liabilities		900,578	708,378	71,623	-	636,755	-

				December 31, 2023
		Statement value	Fair value	Level 1	Level 2	Level 3	Net Asset Value

General account assets:	$
Bonds		17,755,847	16,107,015	437,938	8,346,914	7,322,163	-
Preferred Stocks		172,980	172,904	-	88,079	84,826	-
Common Stocks		217,226	217,226	3,287	193,614	20,325	-
Mortgage Loans		3,575,988	3,232,068	-	3,232,068	-	-
Cash, cash equivalents, and short-term investments		2,748,167	2,748,167	2,748,167	-	-	-
Contract Loans		6,814	6,814	6,814	-	-	-
Other invested assets		1,203,929	1,196,899	4,483	148,572	851,433	192,411
Derivative instruments		116,244	375,826	-	345,548	30,278	-
Receivable for securities		16,124	16,124	16,124	-	-	-
Separate account assets		826,195	688,135	68,089	-	620,046	-

General account liabilities:
Liability for deposit-type contracts		$4,361,929	4,361,929	-	-	4,361,929	-
Amount payable under reinsurance agreements		9,747	9,747	9,747	-	-	-
Derivative collateral		243,504	243,504	243,504	-	-	-
Payable for securities		14,311	14,311	14,311	-	-	-
Loan Payable		65	65	65	-	-	-
Separate account liabilities		826,195	688,135	68,089	-	620,046	-

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

(I)	Bonds

The statutory basis of accounting permits fair value disclosures for bonds to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. Management takes into consideration several sources of data in determining the fair values of bonds. The Company’s valuation policy dictates that prices are initially sought from third party pricing services. In the event that pricing is not available from these services, or upon review of the prices provided it is determined the prices may not be reflective of market conditions, those securities are submitted to brokers to obtain quotes. The Company evaluates the third party pricing services and brokers to assess whether the vendor applies methodologies that will provide an appropriate value. The disclosure of fair value for bonds is primarily based on third party pricing services or broker quotes. For privately placed long-term bond investments without a readily ascertainable fair value, such values were determined utilizing a discounted cash flow methodology based on readily observable coupon rates, maturity provisions and credit assumptions from nearly-identical or similar investments.

The Company takes into consideration both qualitative and quantitative factors as part of its analysis, including but not limited to, an overall analysis of portfolio fair value movement against general movements in interest rates and spreads. The Company also compares price movement trends, considering the reasons for both significant price movements between periods and a lack of movement where the Company has become aware of securities that experienced a positive or negative credit or other event that would suggest the price provided has not captured market activity.

(II)	Preferred Stocks

The fair values of preferred stocks are determined using prices provided by third party pricing services or broker quotes.

(III)	Common Stocks

The fair value of unaffiliated common stocks is based on quoted market prices where available and internal estimates. The Company records its investments in investment funds based on the underlying U.S. GAAP audited equity of the investee which is measured at fair value.

(IV)	Mortgage Loans

The fair value of mortgage loans is determined by a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions. Depending on the credit quality and remaining term of the mortgage loan, the discount rate incorporates a spread that typically ranges from 150 to 350 basis points over treasury rates of a comparable tenor.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

(V)	Cash, Cash Equivalents and Short-Term Investments

The carrying values approximate fair value.

(VI)	Contract Loans

The carrying values approximate fair value.

(VII)	Other Invested Assets

The fair values of other invested assets in the table above, which consist of investment fund limited partnerships and limited liability companies, collateral loans, residual tranches of collateralized lending obligations, and surplus notes are determined as follows:

(a)	Limited Partnerships and Limited Liability Companies

As allowed by NAIC SAP, fair values are not assigned to investments accounted for using the equity method. Fair values are determined using net asset values reported by the investee or internal estimates.

(b)	Collateral Loans

The fair value of collateral loans is determined using interest and principal at a yield of interpolated swaps plus a spread. Due to the call feature, the fair value of collateral loans typically approximates their carrying value.

(c)	Residual Tranches

Fair values are determined by using quoted market prices, independent pricing services, or internally developed pricing models.

(d)	Surplus Notes

The fair value of surplus notes is obtained from third party independent pricing services.

(VIII)	Derivative Financial Instruments

The Company’s derivative instruments and collateral generally represent those traded in over-the-counter markets for which fair value is estimated by the Company personnel using industry standard models with market observable inputs such as swap yield curves, Secured Overnight Financing Rate (SOFR) basis curves, option volatilities and credit spreads. The Company’s derivative collateral payable primarily consists of U.S. treasuries and/or cash equivalents, for which cost approximates fair value.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

(IX)	Separate Accounts

Separate account assets and liabilities are carried at contract value, fair value or if there is no available market, then in accordance with the valuation procedures in the applicable contract. Separate account assets carried at fair value consist of investments recorded at net asset value, adjusted for stable value protection as applicable, and valued using a discounted cash flow methodology based on coupon rates, maturity provisions, and credit assumptions.

Separate account assets carried at contract value were $192,200 and $154,043 as of December 31, 2024 and 2023, respectively.

(X)	Deposit-Type Contracts

For deposit-type contracts, the carrying value is payable upon demand, net of surrender charges. The account value of deposit-type contracts approximates fair value. Included in deposit-type contract liabilities are funding agreements with the Federal Home Loan Bank of Des Moines (FHLB). The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities (see note 11). Fair value of the FHLB funding agreements is equal to outstanding principal plus accrued interest.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

(b)	Valuation of Financial Instruments held at Fair Value by Fair Value Hierarchy Levels

The following table presents the Company’s assets and liabilities measured at fair value in the statements of admitted assets, liabilities, capital and surplus as of December 31, 2024 and 2023:

	December 31, 2024
	Level 1	Level 2	Level 3	Total
General account investment assets:
Bonds	$-	1,521	-	1,521
Preferred Stocks	-	94,929	76,630	171,559
Common Stocks	21,062	179,731	13,551	214,344
Derivative instruments		17,959	-	17,959
Other invested assets	26,378	111	42,266	68,755
Separate account assets	$71,623	-	636,755	708,378

Separate account liabilities	$71,623	-	636,755	708,378

	December 31, 2023
	Level 1	Level 2	Level 3	Total
General account investment assets:
Bonds	$-	1,207	-	1,207
Preferred Stocks	-	88,079	84,826	172,905
Common Stocks	3,287	193,614	20,325	217,226
Derivative instruments	-	(1,513)	-	(1,513)
Other invested assets	2,983	948	79,902	83,833
Separate account assets	$68,089	-	620,046	688,135

Separate account liabilities	$68,089	-	620,046	688,135

The Company may reclassify assets reported at fair value on a recurring basis between levels of the SSAP No. 100R fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There are no transfers between Level 1 and Level 2 during the years ended December 31, 2024 and 2023.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

The following tables summarize the changes in fair value of Level 3 financial instruments measured at fair value for the years ended December 31, 2024 and 2023:

	Balance,	Total gains or losses						Transfers to/from	Ending Balance
	December 31, 2023	Included in net income	Included in Surplus	Purchases	Sales	Transfer into Level 3	Transfer out of Level 3	separate account assets/liabilities	December 31, 2024
Bonds	$-	-	-	-		-	-	-	-
Common Stocks	20,325	-	(367)	12,159	(715)	478	(18,329)	-	13,551
Preferred Stocks	84,826	-	861	-	(9,057)	-	-	-	76,630
Other invested assets	79,903	-	(783)	14	(36,868)	-	-	-	42,266
Separate account
assets/liabilities	$620,046	102,242	(54,141)	-	(31,392)	-	-	-	636,755
Total	$805,100	102,242	(54,430)	12,173	(78,032)	478	(18,329)	-	769,202

	Balance,	Total gains or losses						Transfers to/from	Ending Balance
	December 31,	Included in	Included in			Transfer	Transfer out	separate account	December 31,
	2022	net income	Surplus	Purchases	Sales	into Level 3	of Level 3	assets/liabilities	2023
Bonds	$-	-	-	-	-	-	-	-	-
Common Stocks	90,269	(233)	(10,964)	22,548	(37,587)	-	(43,708)	-	20,325
Preferred Stocks	-	-	(88)	-	(203)	85,117	-	-	84,826
Other invested assets	80,598	(9,595)	(6,705)	7,800	(32,408)	40,435	(222)	-	79,903
Separate account
assets/liabilities	$594,103	-	58,785	-	(21,892)	-	(10,950)	-	620,046
Total	$764,970	(9,828)	41,028	30,348	(92,090)	125,552	(54,880)	-	805,100

At the beginning of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between levels as discussed in Note 3(a). Transfers in and out of Level 3 are primarily the result of using internal valuation models and estimates or reclassifications of invested assets.

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3:

	December 31, 2024

	Assets/liabilities		Unobservable input	Input/range of inputs
	measured at fair value	Valuation technique(s)	description	(weighted average)
Assets:
Common stock
Industrial	13,551	Cost/net asset value	Yield curve, discount rate	12%
Preferred Stock
Industrial	76,630	Discounted cash flow model	Yield curve, discount rate	5.3-6.3%
Other invested assets	42,266	Cost, pricing vendor, net asset value	Trade price, net asset value	N/A
Total equities	$132,447

Separate accounts:
Funds	$636,755	Contract value	Contract value	N/A

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

	Assets/liabilities		Unobservable input	Input/range of inputs
	measured at fair value	Valuation technique(s)	description	(weighted average)
Assets:
Common stock
Industrial	$13,511	Internal model or third party valuation	Yield curve, discount rate	12%
Industrial	6,814	Cost/net asset value	Trade price	N/A
Preferred Stock				N/A
Industrial	84,826	Discounted cash flow model	Yield curve, discount rate	5.4-7.5%
Other invested assets	79,902	Cost, pricing vendor, net asset value	Trade price, net asset value	N/A
Total equities	$185,053

Separate accounts:
Funds	$620,046	Contract value	Contract value	N/A

(4)	Investments

The carrying value and fair value of investments in bonds and equity securities as of December 31, 2024 and 2023 are as follows:

		2024
		Gross	Gross
	Carrying	unrealized	unrealized	Estimated
	value	gains	losses	fair value
Bonds:
U.S. governments	$699,265	1,181	(26,255)	674,191
U.S. states, territories and possessions	8,913	-	(1,197)	7,716
U.S. political subdivision of states, territories and possessions	130,963	4	(28,011)	102,956
U.S. special revenue, special assessment obligations	3,353,393	2,211	(574,105)	2,781,499
Industrial and miscellaneous unaffiliated	18,096,742	91,734	(1,143,224)	17,045,252
Hybrid securities	90,151	7	(6,909)	83,249
Total bonds	$22,379,427	95,137	(1,779,701)	20,694,863

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Common stocks	$244,779	974	(13,081)	232,672

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Preferred stocks	$199,764	772	(28,977)	171,559

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

		2023
		Gross	Gross
	Carrying	unrealized	unrealized	Estimated
	value	gains	losses	fair value
Bonds:
U.S. governments	$111,504	1,349	(6,137)	106,716
U.S. states, territories and possessions	9,026	-	(791)	8,235
U.S. political subdivision of states, territories and possessions	131,524	9	(25,828)	105,705
U.S. special revenue, special assessment obligations	2,905,533	2,826	(495,074)	2,413,285
Industrial and miscellaneous unaffiliated	14,475,498	38,807	(1,155,800)	13,358,505
Hybrid securities	122,762	1,659	(9,852)	114,569
Total bonds	$17,755,847	44,650	(1,693,482)	16,107,015

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Common stocks	$226,648	2,758	(12,179)	217,227

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Preferred stocks	$207,819	34	(34,949)	172,904

As of December 31, 2024 and 2023, bonds with a carrying value of $6,597 and $6,601, respectively, are on deposit with various state insurance departments to meet regulatory requirements, which is approximately 0.01% of admitted assets.

The following tables analyze the Company’s investment positions with unrealized losses segmented by type of security and period of continuous unrealized loss as of December 31, 2024 and 2023:

			2024
	Less than 12 months		Greater than 12 months		Total
		Unrealized		Unrealized		Unrealized
	Fair Value	losses	Fair Value	losses	Fair Value	losses
Bonds:
U.S. governments	$311,908	(19,254)	59,794	(7,001)	371,702	(26,255)
U.S. states, territories and possessions	-	-	7,716	(1,197)	7,716	(1,197)
U.S. political subdivision of states, territories and possessions	512	(3)	102,089	(28,008)	102,601	(28,011)
U.S. special revenue, special assessment obligations	615,155	(11,056)	2,145,673	(563,049)	2,760,828	(574,105)
Industrial and miscellaneous unaffiliated	2,691,337	(144,672)	7,792,131	(998,552)	10,483,468	(1,143,224)
Hybrid securities	26,431	(677)	44,542	(6,232)	70,973	(6,909)
Total bonds	3,645,343	(175,662)	10,151,945	(1,604,039)	13,797,288	(1,779,701)

Common stocks	$190	(914)	25,322	(12,167)	25,512	(13,081)

Preferred stocks	$-	(1,002)	94,928	(27,975)	94,928	(28,977)

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

			2023
	Less than 12 months		Greater than 12 months		Total
		Unrealized		Unrealized		Unrealized
	Fair Value	losses	Fair Value	losses	Fair Value	losses
Bonds:
U.S. governments	$1,993	(11)	69,774	(6,126)	71,767	(6,137)
U.S. states, territories and possessions	-	-	8,235	(791)	8,235	(791)
U.S. political subdivision of states, territories and possessions	-	-	104,746	(25,828)	104,746	(25,828)
U.S. special revenue, special assessment obligations	13,018	(198)	2,363,457	(494,876)	2,376,475	(495,074)
Industrial and miscellaneous unaffiliated	1,207,510	(49,345)	9,385,650	(1,106,455)	10,593,160	(1,155,800)
Hybrid securities	-	-	86,441	(9,852)	86,441	(9,852)
Total bonds	1,222,521	(49,554)	12,018,303	(1,643,928)	13,240,824	(1,693,482)

Common stocks	$15,975	(9,206)	7,189	(2,973)	23,164	(12,179)

Preferred stocks	$30,068	(198)	107,900	(34,751)	137,968	(34,949)

These securities are included in the Company’s regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are OTTI. Of all the debt securities in an unrealized loss position as of December 31, 2024 and 2023, 96.8% and 91.1% of the securities are rated investment grade, and 3.2% and 8.9% of the securities are rated as noninvestment grade. Investment grade is defined as those securities rated a “1” or “2”, and noninvestment grade securities are defined as “3” through “6” by the Securities Valuation Office of the NAIC.

The Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Evaluations of future OTTI will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and any of the above factors continue to deteriorate, OTTI may be incurred in upcoming periods.

The Company recognized total realized losses for OTTI of $63,669 and $15,645 during 2024 and 2023, respectively. The Company recognized $0 and $8 realized losses for OTTI of loan-backed securities during 2024 and 2023, respectively.

There were no loan-backed and structured securities as of December 31, 2024 and 2023, with a recognized OTTI for which the present value of cash flows expected to be collected was less than the amortized cost basis of the securities at the time of impairment.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

Expected maturities differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. The carrying value and fair value of bonds as of December 31, 2024 by contractual maturity are as follows:

	Carrying value	Fair Value
Due in one year or less	$403,822	418,979
Due in one year through five years	3,899,799	3,877,391
Due in five years through ten years	4,215,605	4,070,123
Due after ten years	7,540,532	6,485,012
	16,059,758	14,851,505

Mortgage-backed and other asset-backed	$6,319,669	5,843,358
Total	$22,379,427	20,694,863

The table below indicates the amount of FHLB stock purchased/owned, which is 0.54% and 0.67% of admitted assets as of December 31, 2024 and 2023, respectively:

	2024	2023
FHLB stock purchased/owned as part of the agreement:
Membership stock - Class A	$-	-
Membership stock - Class B	10,000	10,000
Activity stock	166,500	166,525
Excess stock	-	-
Aggregate total	$176,500	176,525

Membership stock (Class A and B) eligible for redemption	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1 year	1 year to less than 3 years	3 to 5 years
Class A	$-	-	-	-	-	-
Class B	10,000	-	-	-	-	10,000

Subprime Mortgage Related Risk Exposure

The Company does not have any direct exposure through investments in subprime mortgage loans.

Reverse Repurchase Agreements Transactions Accounted for as Secured Lending

The Company is authorized to enter into reverse repurchase agreements pursuant to the Company’s investment guidelines. Each reverse repurchase agreement must be evidenced by a Master Repurchase Agreement (“MRA”) or other written agreement between the Company and its counterparty. Under the terms of an MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar, investments back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new reverse repurchase agreement with

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

the same counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and its assessment of the counterparty and collateral’s performance.

In order to mitigate the risk of a loss in value of the collateral securities, the Company requires its counterparties to provide assets in excess of the loan amount, otherwise known as overcollateralization. The amount of overcollateralization is up to the Company’s discretion, but will not be less than 102%. Each of the Company’s reverse repurchase agreements has a short duration, which further mitigates potential financial risks associated with these transactions. The Company’s reverse repurchase agreements are bilateral and the Company does not enter into tri-party reverse repurchase agreements.

The following provides information related to reverse repurchase activity for 2024.

	Year Ended December 31, 2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Original flow and residual maturity
Maximum amount
One week to one month	$123,799	-	120,144	-
One to three months	-	-	-	-
Three months to one year	117,000	238,809	-	120,144
Ending balance
One week to one month	$123,799	-	120,144	-
One to three months	-	-	-	-
Three months to one year	117,000	238,809	-	120,144
Fair value of securities acquired under repo
Maximum amount	$316,502	321,536	180,555	179,698
Ending balance	316,502	321,536	180,555	179,698

All reverse repurchase agreements were considered secured borrowing in 2024 for which all securities acquired under these arrangements were NAIC 1 rated instruments.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

The Company is authorized to enter into repurchase agreements pursuant to the Company’s investment guidelines. Each repurchase agreement must be evidenced by a Master Repurchase Agreement (“MRA”) or other written agreement between the Company and its counterparties. Under the terms of the MRAs, the Company sells investments to the counterparty and the Company agrees to repurchase the same or similar investments back from the counterparty on a specific date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with the same counterparty. The Company’s decision to do so is dependent on the Company’s liquidity needs and its assessment of the creditworthiness of the counterparty and the collateral’s performance. The Company’s repurchase agreements are bilateral and the Company does not enter into tri-party repurchase agreements. The Company had no outstanding

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

repurchase agreement transactions accounted for as secured borrowing as of December 31, 2024 and 2023. The following provides information related to repurchase activity for 2024.

	2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Original flow and residual maturity
Maximum amount
One week to one month	$-	-	244,435	-
One to three months	-	-	-	-
Three months to one year	-	-	-	-
Ending balance
One week to one month	$-	-	244,435	-
One to three months	-	-	-	-
Three months to one year	-	-	-	-
Fair value of securities provided under repo
Maximum amount	$-	-	217,709	-
Ending balance	-	-	217,709	-
Carrying value of securities provided under repo
Maximum amount	$-	-	215,013	-
Ending balance	-	-	215,013	-

(5)	Mortgage Loans

The Company purchases mortgages that are collateralized by commercial real estate and residential real estate. The Company had 4 commercial mortgages with $748 interest due greater than 30 days past due and 72 residential mortgages with $3,383 in interest due greater than 30 days past due at the end of 2024. The Company had 10 commercial mortgages with $120 interest due greater than 30 days past due and 30 residential mortgages with $1,375 in interest due greater than 30 days past due at the end of 2023. The aggregate ratio of amounts loaned to the fair value of collateral (loan-to-value ratio) for commercial mortgage loans originated during 2024 and 2023 were 49.5% and 49% with a maximum of 77.4% and 75.7% for any single loan during both 2024 and 2023, respectively. In circumstances where management has deemed it probable that the Company will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. In 2024 and 2023, the Company recorded a valuation allowance on residential mortgages of $6,996 and $5,981 at December 31, 2024 and 2023, respectively. Commercial and residential mortgages have interest rates ranging from 2.5% to 16.7% per annum. During 2024 and 2023, the Company did not reduce coupon rates on any outstanding mortgages. The Company has accrued interest on mortgages of $25,999 and $18,476 at December 31, 2024 and 2023, respectively.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

The tables below provide additional information regarding commercial and residential mortgage loans:

	December 31, 2024		December 31, 2023
Collateral Type	Carrying value	Percent of total	Carrying value	Percent of total
Multifamily	$1,263,349	32.2%	$1,099,213	30.7%
Other	547,751	14.0%	564,252	15.8%
Industrial	826,806	21.1%	757,105	21.1%
Office buildings	335,820	8.6%	300,745	8.4%
Retail	225,625	5.8%	245,819	6.9%
Residential	719,062	18.3%	614,835	17.2%
Total before allowance	3,918,413	100.0%	3,581,969	100.0%
Valuation allowance	(6,996)		(5,981)
Total	$3,911,417		$3,575,988

	December 31, 2024		December 31, 2023
Geographic region	Carrying value	Percent of total	Carrying value	Percent of total
East	$654,914	16.7%	$638,658	17.8%
Midwest	591,439	15.1%	583,431	16.3%
South	1,136,861	29.0%	1,045,621	29.2%
West	1,524,471	38.9%	1,304,364	36.4%
Foreign	10,728	0.3%	9,895	0.3%
Total	$3,918,413	100.0%	$3,581,969	100.0%

The Company uses an internal rating system based upon the NAIC Risk Based Capital (RBC) methodology as its primary method of monitoring credit quality. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system AAA- highest quality to BB- low quality (watch) and then D- default or F- foreclosure) and estimated spreads for these loans over the U.S. Treasury yield curve corresponding to the remaining maturity. Spreads are updated monthly and loans are reviewed and rated annually with adjustments should significant changes occur during the year.

Our determination of each loan’s risk rating as well as selection of the credit spread requires significant judgment and the current performance characteristics of the loan. A lower risk rating, as well as an increase in spreads would result in a decrease in discounted cash flows, and accordingly a lower fair value of the loan. We will then review the asset collateral value to determine the market value of the asset and therefore our loan value. This would involve either an outside appraisal of the property or an internal valuation based upon discussions with brokers and or appraisers in the immediate market and then desktop valuation of the asset using the direct capitalization approach to the value of the collateral.

The following table illustrates the Company’s commercial mortgage loan portfolio categorized by the five risk cohorts established for risk-based capital which take into consideration loan-to-value and debt service

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

coverage ratios to evaluate the relative risk of each commercial mortgage. Also provided is the equivalent Moody’s designation:

			December 31, 2024
	AAA/AA/A	BBB	BB	B	CCC and lower	Total
Commercial loans	$1,224,731	1,635,030	275,251	26,079	38,260	3,199,351
			December 31, 2023
	AAA/AA/A	BBB	BB	B	CCC and lower	Total
Commercial loans	$1,172,991	1,482,183	290,294	16,960	4,706	2,967,134

(6)	Net Investment Income

Major categories of net investment income for the years ended December 31, 2024 and 2023, are summarized as follows:

	2024	2023
Income (loss):
Bonds	$1,123,726	980,927
Preferred stock (unaffiliated)	12,428	15,863
Common stock (unaffiliated)	24,587	17,951
Mortgage loans	184,645	180,994
Real estate	126	210
Policy Loans	463	396
Short-term investments	241,729	135,803
Derivative instruments	119,195	(71,908)
Ceded investment income	(176,794)	(190,939)
Other invested assets	122,340	92,122
Other	37,139	(993)
Total gross investment income	$1,689,584	1,160,426
Investment expense	(22,235)	(31,867)

Net investment income before amortization of net
IMR gains	1,667,349	1,128,559
Amortization of IMR gains	6,338	9,843
Net investment income	$1,673,687	1,138,402

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

The cumulative amount of interest that has been paid-in-kind and included in the principal balance of investments in bonds at December 31, 2024 and was $32,817 and $13,350, respectively. The Company has investments in trust notes included in bonds that allow the deferral of interest. Total interest deferred related to trust notes included in investment income due and accrued at December 31, 2024 and 2023 was $230,485 and $197,000, respectively.

	2024	2023
Net realized gains/(losses):
Gross gains:
Bonds	$16,949	2,804
Derivatives	9,117	5,215
Other invested assets	1,444	162
Other	96	(355)
Total gross gains	27,606	7,826
Gross (losses):
Bonds	(39,734)	(11,860)
Derivatives	(5,805)	(6,673)
Other invested assets	(17,196)	(10,462)
Other	(18,888)	(1,193)
Total gross losses	(81,623)	(30,188)
Amounts assumed/ceded	5,281	3,185
Net realized gains/(losses)	(48,736)	(19,177)
Net gains/(losses) allocated to IMR	6,546	(8,736)
Net gains/(losses) allocated to AVR	(55,282)	(10,441)
Net realized gains/(losses)	(48,736)	(19,177)
Net gains/(losses) allocated to AVR	(55,282)	(10,441)
Less tax (benefit) expense	(11,609)	(2,193)
Report net realized gains/(losses)	$(43,673)	(8,248)

Proceeds from sales of investments in bonds (excluding maturity proceeds) during 2024 and 2023 were $1,402,946 and $213,008, respectively. Gross losses of $15,894 in 2024 and $2,796 in 2023 and gross gains of $7,249 in 2024 and $6,739 in 2023 were realized on those sales.

(7)	Derivative Instruments

The Company accounts for its interest rate swaps/forwards in accordance with SSAP No. 86, Derivatives (SSAP no. 86) (see note 2) and financial options under the Iowa Prescribed Method in connection with the permitted practice discussed further in Note 2 of the statutory financial statements. SSAP No. 86 requires derivative instruments used in hedging transactions that meet the prescribed criteria of a highly effective hedge to be valued and reported in a manner consistent with the hedged asset or liability (referred to as hedge accounting). The Company did not employ hedge accounting for interest rate swaps/forwards in derivative instruments in 2023.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

(a)	Financial Options

Financial options compensate the Company for any market appreciation over the strike price, and hedges or offsets certain insurance obligations that also increase when market appreciation exceeds a minimum level. The Company generally limits its selection of counterparties that are obligated under these derivative contracts to those with an “A” credit rating or above. Purchasing such agreements from financial institutions with long standing performance records minimizes the risk of counterparty default.

(b)	Interest Rate Swaps

The Company has utilized interest rate swaps to hedge interest rate risk. Those swaps were considered to be economic hedges. The Company generally limits its selection of counterparties that are obligated under these derivative contracts to those with an “A” credit rating or above. Purchasing such agreements from financial institutions with long standing performance history minimizes the risk of counterparty default. Changes in fair value of these instruments are reported as a change in unrealized capital gains or losses until maturity or termination of the contract, at which time a realized capital gain or loss is recognized. In 2024, the Company entered into a $50,000 floating to fixed interest rate swap to hedge floating interest rates associated with certain collateralized lending obligations (bonds) and is utilizing hedge accounting as of December 31, 2024. As of December 31, 2024, the swap was carried at amortized cost consistent with the hedged bonds and had a carrying and market value of $0 and $(479), respectively, and no income was recorded in 2024. The Company did not enter into interest rate swaps in 2023.

(c)	Currency Swaps, FX Forwards, and Futures

The Company utilizes currency swaps, FX forwards or futures agreements to reduce exposure to exchange rate risk on nondollar investments. The strategy the insurer uses is to provide the funding for the investment they sell in U.S. dollars and buy the underlying foreign currency in the spot market. The insurer also enters into a forward contract with a counterparty, usually a one-, three- or six-month transaction to sell the foreign currency and buy U.S. dollars at the forward exchange rate. The notional amount of the hedge is equal to the book value of the security. At the maturity date of the forward contract, the transaction is terminated by the insurer making or receiving a payment in U.S. dollars to/from the counterparty based upon movement in the currency. The Company then hedges the book value of the position by entering into a new forward contract. This process continues until the maturity or sale of the security. Changes in fair value of these instruments are reported as a change in unrealized capital gains or losses until maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

A summary of derivative asset and liability positions held by the Company as of December 31, 2024 and 2023, including carrying value and estimated fair values, appears below:

	December 31, 2024			December 31, 2023
	Number of contracts	Carrying value	Estimated fair value	Number of contracts	Carrying value	Estimated fair value
Financial options	2,707	$163,785	375,645	2,680	$117,759	377,339
Foreign currency forward	11	13,358	13,358	14	(5,830)	(5,830)
Financial futures	-	-	-	-	-	-
Foreign currency swaps	4	4,601	4,601	2	4,317	4,317
Interest rate swaps	1	-	(479)	-	-	-
Total derivatives	2,723	$181,744	393,125	2,696	$116,246	375,826

The effects of the Company’s use of derivative instruments on the statements of operations and changes in capital and surplus for the years ended December 31, 2024 and 2023 were as follows:

		December 31, 2024			December 31, 2023
		Change in unrealized capital gains (losses)	Net realized capital gains (losses)	Net investment income	Change in unrealized capital gains (losses)	Net realized capital gains (losses)	Net investment income
Financial options	Asset	$-	-	118,120	$-	-	184,729
Foreign currency forward	Asset	19,188	-	-	(3,886)	-	-
Financial futures	Both	-	-	-	-	-	-
Foreign currency swaps	Both	314	-	1,075	-	-	-
Interest rate swaps	Asset	(479)	-	-	-	-	-
Total derivatives		$19,023	-	119,195	$(3,886)	-	184,729

The Company ceded net realized gains totaling $38,626 and $15,484 during 2024 and 2023, respectively. The Company ceded option amortization expense totaling $19,848 and $21,852 at December 31, 2024 and 2023, respectively. The Company received cash collateral related to derivative transactions totaling $323,850 and $232,534 at December 31, 2024 and 2023, respectively. When collateral is received, it is invested and included in the statements of admitted assets, liabilities, capital and surplus in derivative collateral liabilities. No off-balance sheet collateral was held at December 31, 2024 or 2023.

The Company uses derivatives for hedging risks related to equity markets, interest rates, and foreign exchange rates and the details for those uses and the parameters around the Company’s management of derivatives is further documented in the Company’s Derivative Use Plan.

The Company is exposed to limited counterparty credit risk (the risk that the counterparty fails to perform under the terms of the derivative contract). The Company purchases derivatives from multiple counterparties and evaluates the creditworthiness of the counterparties at the time of purchase. While the contracts require the Company to pay an upfront premium, the counterparties are required to pledge

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

collateral to the Company per the terms of the collateral support documents which further mitigates potential credit risk. The credit exposure is the fair value of the derivative instruments as of December 31, 2024 and 2023, as disclosed above. Cash is required at the initiation of the contract and contracts are settled for value at termination.

(8)	Federal Income Taxes

Federal income taxes are calculated and presented in accordance with SSAP No. 101, Income Taxes,

Current income taxes consist of the following major components:

	December 31
	2024	2023
Current income tax:
Federal	$117,026	146,294
Subtotal	117,026	146,294
Federal income tax expense (benefit) on net capital gains	(10,235)	(4,027)
Other	14,431	3,429
Total federal and foreign income taxes expense (benefit)	$121,222	145,696

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains and losses. The significant items causing this difference for the years ended December 31, 2024, and 2023 are as follows:

	December 31, 2024
		Statutory 21%	Effective tax
	Amount	tax effect	rate
Income before taxes (including realized capital
gains/(losses))	$319,272	67,047	21.00%
Investment Related	(25,575)	(5,371)	-1.68%
Correction of Prior Period Error	(58,301)	(12,243)	-3.83%
Effects of Reinsurance in Surplus	73,112	15,354	4.81%
Wholly owned disregarded entities	(5,997)	(1,259)	-0.39%
Other tax adjustments	(1,695)	(356)	-0.11%
Total	$300,816	63,171	19.79%
Federal income taxes incurred		121,222	37.97%
Change in net deferred income taxes		(58,051)	-18.18%
Total statutory income taxes		$63,171	19.79%

The most significant gross differences between the enacted tax rate of 21% and the effective tax rate are permanent 2024 and 2023 return to provision adjustments related to Tax Exempt interest income of ($18,965) and reversal of statutory IMR of ($6,338). The Company corrected an error in its tax reserves as of December 31, 2023, which were overstated by $56,353. The 2023 resulting federal income Tax liability has been recorded separately and included in the December 31, 2024, federal income tax liabilities.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

The 2024 RGA reinsurance treaty resulted in ceding Statutory reserves of ($145,395). The following three components represent the effect of reinsurance totaling $73,112. The permanent Statutory to Taxable income difference of $145,395 has been created as a result of 2024 cession to RGA. The 2023 Hannover and RGA reinsurance treaties’ surplus gains were amortized through income in 2024. The Statutory profit emergence has been reversed for tax in the amounts of ($47,469) and ($25,682) for Hannover and RGA, respectively. Since the 2023 Surplus Gain was fully included in the 2023 taxable income, the 2024 rate reconciliation reflects reversal of the 2024 Statutory profit emergence.

	December 31, 2023
		Statutory 21%	Effective tax
	Amount	tax effect	rate
Income before taxes (including realized capital
gains/(losses))	$357,735	75,124	21.00%
Deferred gain on reinsurance	469,982	98,696	27.59%
Insurance reserve adjustment	4,171	876	0.24%
Wholly owned disregarded entities	10,998	2,310	0.65%
Other tax adjustments	6,753	1,418	0.40%

Total	$849,639	178,424	49.88%

Federal income taxes incurred		145,696	40.73%
Change in net deferred incomed taxes		32,728	9.15%
Total statutory income taxes		$178,424	49.88%

The components of the net deferred tax asset (liability) at December 31, 2024 and 2023 are as follows:

	December 31, 2024			December 31, 2023				Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$147,192	37,732	184,924	88,041	15,303	103,344	59,151	22,429	81,580
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	$147,192	37,732	184,924	88,041	15,303	103,344	59,151	22,429	81,580
Deferred tax assets nonadmitted	-	-	-	-	-	-	-	-	-
Subtotal - (gross admitted deferred tax asset)	147,192	37,732	184,924	88,041	15,303	103,344	59,151	22,429	81,580
Deferred tax liabilities	$120,442	46,427	166,869	111,696	23,612	135,308	8,746	22,815	31,561
Net admitted deferred tax asset (liability)	$26,750	(8,695)	18,055	(23,655)	(8,309)	(31,964)	50,405	(386)	50,019

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$-	-	-	-	6,268	6,268	-	(6,268)	(6,268)
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	62,130	29,204	91,334	41,479	6,308	47,787	20,651	22,896	43,547
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	62,130	29,204	91,334	-	6,308	6,308	62,130	22,896	85,026
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	410,583	XXX	XXX	362,920	XXX	XXX	47,663
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	85,062	8,528	93,590	46,562	2,727	49,289	38,500	5,801	44,301
Deferred tax assets admitted as the result of application of SSAP 101	$147,192	37,732	184,924	88,041	15,303	103,344	59,151	22,429	81,580

	2024	2023
Ratio percentage used to determine recovery period and threshold limitation amount	948.73%	1,087.31%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$3,035,375	2,704,817

	December 31, 2024		December 31, 2023		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax assets	$147,192	37,732	88,041	15,303	59,151	22,429
Percentage of adjusted gross deferred tax assets
by tax character attributable to the impact of	-	-	-	-	-	-
tax planning strategies
Net admitted adjusted gross deferred tax assets	147,192	37,732	88,041	15,303	59,151	22,429
Percentage of net admitted adjusted gross
deferred tax assets by tax character admitted	-	-	-	-	-	-
because of the impact of tax planning strategies

The Company does not have deferred tax liabilities that it has not recognized.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2024, and 2023 are as follows:

	December 31
	2024	2023	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$99,132	48,649	50,483
Investments	12,543	13,628	(1,085)
Deferred acquisition costs	34,012	25,379	8,633
Fixed assets	1,502	338	1,164
Receivables-nonadmitted	-	-	-
Other (including items <5% of total ordinary tax assets)	3	47	(44)
Subtotal	147,192	88,041	59,151
Admitted ordinary deferred tax assets	147,192	88,041	59,151
Capital:
Investments	$37,527	15,303	22,224
Real estate	206	-	206
Other (including items <5% of total ordinary tax assets)	(0.6)	-	(1)
Subtotal	37,732	15,303	22,429
Admitted capital deferred tax assets	37,732	15,303	22,429
Admitted deferred tax assets	184,924	103,344	81,580
Deferred tax liabilities:
Ordinary:
Investments	$41,312	38,290	3,022
Policyholder reserves	79,130	73,406	5,724
Fixed assets	-	-	-
Other (including items <5% of total ordinary tax assets)	-	-	-
Subtotal	120,442	111,696	8,746
Capital:
Investments	$46,427	23,332	23,095
Other (including items <5% of total ordinary tax assets)	-	280	(280)
Subtotal	46,427	23,612	22,815
Deferred tax liabilities	166,869	135,308	31,561
Net deferred tax assets/liabilities	$18,055	(31,964)	50,019

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets is reported separately from the change in net deferred income taxes in the surplus section of the annual statement):

	December 31
	2024	2023	Change
Total deferred tax assets	$184,924	103,344	81,580
Total deferred tax liabilities	166,869	135,308	31,561
Net deferred tax assets/(liabilities)	18,055	(31,964)	50,019
Statutory valuation allowance adjustment	-	-	-
Net deferred tax assets/(liabilities) after valuation allowance	$18,055	(31,964)	50,019
Tax effect of unrealized (gains)/losses			8,032
Statutory valuation allowance adjustment allocated to unrealized			-
Other intraperiod allocation of deferred tax movement			-
Change in net deferred income tax ((expense)/benefit)			$58,051

At December 31, 2024 and 2023, the Company did not have any operating loss carryforwards, or AMT credit carryforwards.

The Company has no amounts or deposits admitted pursuant to Section 6603 of the Internal Revenue Code.

The Company has no income taxes incurred in the current or prior year that will be available for recoupment in the event of future net losses as of December 31, 2024 or 2023.

The Company has reviewed open tax years for the major jurisdictions and has concluded that there is no significant federal income tax liability resulting from uncertain tax positions. As of December 31, 2024, the calendar years 2018 through 2023 remain open for examination by the Internal Revenue Service (“IRS”). The tax returns for years 2018 and 2019 were examined as of December 31, 2024. We have concluded the submission of all requested information to the IRS. After the year-end close, the Company received a Revenue Agent Report finalizing the examination of years 2018 – 2019. The refund is still pending. As part of the examination, statutes of limitations for years 2015 through 2017 had been extended since those were the years amended as part of ordinary and capital losses carryback claims.

The Inflation Reduction Act was enacted in 2022. The Act created the new Corporations Alternative Minimum Tax (“CAMT”), which imposes a 15% minimum tax on the adjusted financial statement income of large corporations for taxable years beginning after December 31, 2022. The CAMT generally applies to large corporations with three-year average annual financial statement income exceeding $1 billion. The Company has determined that it will not be subject to CAMT based on the financial income average under $1 billion.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

The Company has determined that all deferred tax assets are recoverable and therefore a valuation allowance is not needed.

(9)	Reinsurance

EquiTrust is involved in the assumption and cession of life insurance risk through various coinsurance agreements with former affiliated and nonaffiliated companies. The effects of these agreements on the components of net income in the accompanying statements of operations for the years ended December 31, 2024 and 2023 are as follows:

	2024		2023
	Assumed	Ceded	Assumed	Ceded
Premiums	$3,708	514,457	4,295	17,004
Annuity and surrender benefits	60,441	644,631	67,826	631,506
Increase (decrease) in policy reserves	(44,172)	686,386	(53,087)	192,940

To the extent that any reinsuring companies are unable to meet obligations under the aforementioned reinsurance agreements, the Company would remain liable for business ceded.

Effective October 1, 2023, the Company entered into an indemnity reinsurance agreement with Hannover Life Reassurance of America (Bermuda) Ltd. for specified closed blocks of FIA with GLWB policies in force on the Effective Date, issued between January 1, 2014 and December 31, 2023. The financial statement impact of this treaty resulted in a reduction of reserves of $348,730, offset by a surplus increase of $288,283 and Commission and Expense Allowances on Reinsurance Ceded of $60,447 and increased Income Taxes of $49,107. For 2023, $11,340 was released into income from surplus. In 2024 the related emergence of profits moved $47,469 of Surplus through Commissions and Expenses on Reinsurance Ceded. On September 30, 2024, the companies entered into an amendment to the agreement to add 2024 policies and set new quota shares and premium factors for those policies. The total reinsurance credit added under the amended agreement for 2024 was $598,425.

Effective December 31, 2023, the Company entered a quota share reinsurance treaty with RGA Reinsurance Company, LTD. to transfer risks related to its Fixed Indexed Annuity block. The block includes in-force policies without guaranteed lifetime withdrawal benefits (GLWBs) issued between 2014 and 2022. The financial statement impact of this treaty resulted in a reduction of reserves of $206,923, offset by a surplus increase of $206,923. In 2024 the related emergence of profits moved $25,682 of Surplus through Commissions and Expenses on Reinsurance Ceded. An October 1, 2024, agreement amendment resulted in a Surplus increase and a reduction of reserves of $145,395 for policy periods before 2024. For policies in the agreement issued in 2024, a reserve decrease of $100,103 was offset by a decrease in change in reserve.

(10)	Related Parties

The Company had an investment of $25,800 with EquiTrust Principal Investment Company, LLC (EPIC), an affiliated entity. The underlying asset was transferred at carrying cost to the Company in Q3 of 2023.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

Any associated losses incurred were reimbursed to EPIC at that time. The property is now reported as real estate at $25,800.

The Company entered into a reinsurance treaty with the related party Atlanta Life Insurance Company (ALIC) that became effective at the end of the last business day of 2022. The treaty is structured on a coinsurance with funds withheld basis. Beginning in April of 2023, monthly net settlements were made based on the activity under this treaty. The treaty was amended effective January 1, 2024 to include policies issued in 2019 which increased the funds withheld liability by $150,075. At December 31, 2024 and December 31, 2023, the funds withheld liability held by the Company for the business ceded to ALIC under this treaty was $242,613 and $205,431, respectively.

The Company entered into an assumption reinsurance agreement for a block of business from NCM, a North Carolina domiciled life and annuity company in receivership under The National Organization of Life & Health Insurance Guaranty Association (NOLHGA). The Company entered into a reinsurance treaty with related party ALIC that became effective at the end of the last business day of 2024. The treaty is structured on a coinsurance with funds withheld basis. The Company has agreed to reinsure the prior NCM policyholder activity and business to ALIC on a monthly basis. At December 31, 2024, the Company ceded reserves of $124,545 and other net assets of $5,424 to ALIC, and established a funds withheld liability for the business ceded of $119,121.

(11)	Policy Liabilities

The Company has $742,424 and $757,558 of life insurance reserves at December 31, 2024 and 2023, respectively. The amount of insurance in force for which gross premiums are less than the net premiums according to the valuation standard required by the Arizona Department of Insurance was $5,968 and $3,042 at December 31, 2024 and 2023, respectively.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Several methods are employed in reserving for substandard lives, depending upon the plan and date of issue. In some cases, extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are generally based on appropriate multiples of standard rates of mortality, but in some cases the extra reserve held is equal to one-half the gross annual premium. There is one plan where substandard cases are assigned an adjusted age and all reserves are calculated at standard mortality rates for the adjusted age.

Tabular interest, tabular cost and tabular less actual reserves release have been determined by formula for all insurance and annuities, respectively, except for universal life and variable universal life where tabular interest was determined from basic policy data. Tabular interest on funds not involving life contingencies has been determined by accounting data.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

As of December 31, 2024, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

			December 31, 2024
			General	Separate accounts		Percent of
			account	nonguaranteed	Total	total
A.	Individual annuities:
	(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$20,231,760	$-	$20,231,760	83.2%
	b.	At book value less current surrender charge of 5% or more	1,124,182	-	1,124,182	4.6
	c.	At fair value		-	-	0.0
	d.	Total with market value adjustment or at fair value (total of a-c)	21,355,942	-	21,355,942	87.8
	e.	At book value without adjustments (minimal or no charge or adjustment)	1,962,244	34,272	1,996,516	8.2
	(2)	Not subject to discretionary withdrawal	134,270	828,956	963,226	4.0
	(3)	Total (gross: direct + assumed)	23,452,456	863,228	24,315,684.0	100.0%
	(4)	Reinsurance ceded	3,151,703	34,272	3,185,975.0
	(5)	Total net (3) - (4)	$20,300,753	$828,956	$21,129,709.0
	(6)	Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$83,941	$-	$83,941

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

				General	Separate accounts		Percent of
				account	nonguaranteed	Total	total
B.	Group annuities:
	(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment		$1,367,064	$-	$1,367,064	88.9%
	b.	At book value less current surrender charge of 5% or more		-	-	-	0.0
	c.	At fair value		-	-	-	0.0
	d.	Total with market value adjustment or at fair value (total of a-c)		1,367,064	-	1,367,064	88.9
	e.	At book value without adjustments (minimal or no charge or adjustment)		160,300	-	160,300	10.4
	(2)	Not subject to discretionary withdrawal		10,374	-	10,374	0.7
	(3)	Total (gross: direct + assumed)		1,537,738	-	1,537,738	100.0%
	(4)	Reinsurance ceded		391,095		391,095
	(5)	Total net (3) - (4)		$1,146,643	$-	$1,146,643
	(6)	Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$		$-	$-

				General	Separate accounts		Percent of
				account	nonguaranteed	Total	total
C.	Deposit-type contracts (no life contingencies):
	(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment		$464,353	$-	$464,353	9.0%
	b.	At book value less current surrender charge of 5% or more		-	-	-	0.0
	c.	At fair value		-	-	-	0.0
	d.	Total with market value adjustment or at fair value (total of a-c)		464,353	-	464,353	9.0
	e.	At book value without adjustments (minimal or no charge or adjustment)		322,328	-	322,328	6.3
	(2)	Not subject to discretionary withdrawal		4,363,472	-	4,363,472	84.7
	(3)	Total (gross: direct + assumed)		5,150,153	-	5,150,153	100.0%
	(4)	Reinsurance ceded		323,721	-	323,721
	(5)	Total net (3) - (4)		$4,826,432	$-	$4,826,432
	(6)	Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$		$-	$-

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

Below is a reconciliation, as of December 31, 2024, of annuity reserves, exhibit 5 and deposit fund liabilities, exhibit 7 and the Separate Accounts Statement as required by SSAP 51R pp49:

December 31, 2024
Life & Accident & Health Annual Statement
Exhibit 5, Annuity Reserves, Total (net)	$21,426,971
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	20,425
Exhibit 7, Deposit-Type Contracts	4,826,432
Subtotal General Account	26,273,828

Separate Account Annual Statement
Other contract deposit funds	828,956
Subtotal Separate Account	828,956
Combined Total	$27,102,784

As of December 31, 2023, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

			December 31, 2023
			General	Separate accounts		Percent of
			account	nonguaranteed	Total	total
A.	Individual annuities:
	(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$14,693,828	$-	$14,693,828	81.4%
	b.	At book value less current surrender charge of 5% or more	595,293	-	595,293	3.3
	c.	At fair value	-	-	-	0.0
	d.	Total with market value adjustment or at fair value (total of a-c)	15,289,121	-	15,289,121	84.7
	e.	At book value without adjustments (minimal or no charge or adjustment)	1,858,190	33,856	1,892,046	10.5
	(2)	Not subject to discretionary withdrawal	113,855	758,106	871,961	4.8
	(3)	Total (gross: direct + assumed)	17,261,166	791,962	18,053,128	100.0%
	(4)	Reinsurance ceded	2,384,799	33,856	2,418,655
	(5)	Total net (3) - (4)	$14,876,367	$758,106	$15,634,473
	(6)	Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$136,595	$-	$136,595

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

				General	Separate accounts		Percent of
				account	nonguaranteed	Total	total
B.	Group annuities:
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$1,613,298	$-	$1,613,298	91.4%
		b.	At book value less current surrender charge of 5% or more	171	-	171	0.0
		c.	At fair value	-	-	-	0.0
		d.	Total with market value adjustment or at fair value (total of a-c)	1,613,469	-	1,613,469	91.4
		e.	At book value without adjustments (minimal or no charge or adjustment)	139,850		139,850	7.9
	(2)		Not subject to discretionary withdrawal	11,361		11,361	0.6
	(3)		Total (gross: direct + assumed)	1,764,680	-	1,764,680	100.0%
	(4)		Reinsurance ceded	441,713		441,713
	(5)		Total net (3) - (4)	$1,322,967	$-	$1,322,967
	(6)		Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$127	$-	$127

				General	Separate accounts		Percent of
				account	nonguaranteed	Total	total
C.	Deposit-type contracts (no life contingencies):
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$529,995	$-	$529,995	11.3%
		b.	At book value less current surrender charge of 5% or more	-	-	-	-
		c.	At fair value	-	-	-	-
		d.	Total with market value adjustment or at fair value (total of a-c)	529,995	-	529,995	11.3
		e.	At book value without adjustments (minimal or no charge or adjustment)	322,709	-	322,709	6.9
	(2)		Not subject to discretionary withdrawal	3,831,933	-	3,831,933	81.8
	(3)		Total (gross: direct + assumed)	4,684,637	-	4,684,637	100.0%
	(4)		Reinsurance ceded	322,709	-	322,709
	(5)		Total net (3) - (4)	$4,361,928	$-	$4,361,928
	(6)		Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$-	$-	$-

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

Below is a reconciliation, as of December 31, 2023, of annuity reserves, exhibit 5 and deposit fund liabilities, exhibit 7 and the Separate Accounts Statement as required by SSAP 51R pp49:

December 31, 2023
Life & Accident & Health Annual Statement
Exhibit 5, Annuity Reserves, Total (net)	$16,180,460
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	18,875
Exhibit 7, Deposit-Type Contracts	4,361,929
Subtotal General Account	20,561,264

Separate Account Annual Statement
Other contract deposit funds	758,106
Subtotal Separate Account	758,106
Combined Total	$21,319,370

As of December 31, 2024, withdrawal characteristics of life actuarial reserves were as follows:

							Separate account - guaranteed and
				General account			nonguaranteed
				Account value	Cash value	Reserve		Account value		Cash value		Reserve
A.	Subject to discretionary withdrawal, surrender values, or policy loans:
	(1)	Term policies with cash value	$		$6,845	$575	$		$		$
	(2)	Universal life		80,837	81,182	84,774
	(3)	Universal life with secondary guarantees		18	10	289
	(4)	Indexed universal life		661,672	659,710	676,387
	(5)	Indexed universal life with secondary guarantees
	(6)	Indexed life
	(7)	Other permanent cash value life insurance			113,307	119,649
	(8)	Variable life
	(9)	Variable universal life		6,323	6,214	6,371		37,351		37,351		37,351
	(10)	Miscellaneous reserves
B.	Not subject to discretionary withdrawal or no cash values
	(1)	Term policies without cash value		XXX	XXX	1,961		XXX		XXX
	(2)	Accidental death benefits		XXX	XXX	74		XXX		XXX
	(3)	Disability - active lives		XXX	XXX	5		XXX		XXX
	(4)	Disability - disabled lives		XXX	XXX	68		XXX		XXX
	(5)	Miscellaneous reserves		XXX	XXX	463		XXX		XXX
	(6)	Indexed life		XXX	XXX	-		XXX		XXX
C.	Total (gross: direct + assumed)			748,850	867,267	890,616		37,351		37,351		37,351
D.	Reinsurance ceded			22,169	142,189	148,191		37,351		37,351		37,351
E.	Total (net) (C) - (D)			$726,681	$725,078	$742,424		$-		$-		$-

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

Below is a reconciliation, as of December 31, 2024, of life reserves, exhibit 5 and the Separate Accounts Statement as required by SSAP 51R pp48:

December 31, 2024
Life & Accident & Health Annual Statement
Exhibit 5, Life Reserves, Total (net)	$742,424
Subtotal General Account	742,424

Separate Account Annual Statement
Other contract deposit funds	37,336
Combined Total	$779,760

As of December 31, 2023, withdrawal characteristics of life actuarial reserves were as follows:

						Separate account - guaranteed and
			General account			nonguaranteed
			Account value	Cash value	Reserve	Account value	Cash value	Reserve
A.	Subject to discretionary withdrawal, surrender values, or policy loans:
	(1)	Term policies with cash value	$-	$14,853	$857	$-	$-	$-
	(2)	Universal life	82,494	82,382	86,591	-	-	-
	(3)	Universal life with secondary guarantees	26	16	270	-	-	-
	(4)	Indexed universal life	670,972	665,322	685,784	-	-	-
	(5)	Indexed universal life with secondary guarantees	-	-	-	-	-	-
	(6)	Indexed life	-	-	-	-	-	-
	(7)	Other permanent cash value life insurance	-	1,400	1,492	-	-	-
	(8)	Variable life	-	-	-	-	-	-
	(9)	Variable universal life	6,024	5,953	6,066	34,233	34,233	34,233
	(10)	Miscellaneous reserves	-	-	-	-	-	-
B.	Not subject to discretionary withdrawal or no cash values
	(1)	Term policies without cash value	XXX	XXX	220	XXX	XXX	-
	(2)	Accidental death benefits	XXX	XXX	0	XXX	XXX	-
	(3)	Disability - active lives	XXX	XXX	11	XXX	XXX	-
	(4)	Disability - disabled lives	XXX	XXX	42	XXX	XXX	-
	(5)	Miscellaneous reserves	XXX	XXX	5	XXX	XXX	-
	(6)	Indexed life	XXX	XXX	-	XXX	XXX	-
C.	Total (gross: direct + assumed)		759,516	769,926	781,338	34,233	34,233	34,233
D.	Reinsurance ceded		17,948	34,117	23,781	34,233	34,233	34,233
E.	Total (net) (C) - (D)		$741,568	$735,809	$757,558	$-	$-	$-

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

Below is a reconciliation, as of December 31, 2023, of life reserves, exhibit 5 and the Separate Accounts Statement as required by SSAP 51R pp48:

December 31, 2023
Life & Accident & Health Annual Statement
Exhibit 5, Life Reserves, Total (net)	$757,558
Subtotal General Account	757,558

Separate Account Annual Statement
Other contract deposit funds	34,204
Combined Total	$791,762

Reserves for life and annuity contracts increased from 2023 to 2024 as premium inflow from new sales outpaced benefit outflows. There are $20,424 and $18,875 of supplementary contracts with life contingencies included in the table above in 2024 and 2023, respectively.

The Company is a member of the FHLB. Through its membership, the Company has conducted business activity with the FHLB. It is part of the Company’s strategy to utilize these funds to achieve a spread over the attendant borrowing costs.

The table below indicates the carrying value of collateral pledged related to the membership agreement with the FHLB as of December 31, 2024 and 2023, respectively:

	2024	2023
Collateral held in FHLB custody account	$5,499,132	5,797,089

The amount of collateral to admitted assets is 16.4% and 22.0%, in 2024 and 2023, respectively:

The fair value of maximum collateral pledged during 2024 and 2023 is $4,534,664 and $4,902,613, respectively.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

Information regarding the liabilities related to the membership agreement with the FHLB as of December 31, 2024, and 2023 is as follows:

	2024
	General	Separate
	account	account	Total
Borrowing from FHLB:
Funding Agreement	$3,700,000	-	3,700,000
Other	-	-	-
Aggregate total	$3,700,000	-	3,700,000
Policyholder liabilities related for FHLB	$3,530,000	-	3,530,000
Maximum amount of borrowing reported:
Funding Agreement	$3,700,000	-	3,700,000
Other	-	-	-
Aggregate total	$3,700,000	-	3,700,000

	2023
	General	Separate
	account	account	Total
Borrowing from FHLB:
Funding Agreement	$3,700,000	-	3,700,000
Other	25,000	-	25,000
Aggregate total	$3,725,000	-	3,725,000
Policyholder liabilities related for FHLB	$3,518,000	-	3,518,000
Maximum amount of borrowing reported:
Funding Agreement	$3,700,000	-	3,700,000
Other	25,000	-	25,000
Aggregate total	$3,725,000	-	3,725,000

The Company does not have prepayment obligations under debt, funding agreements, or other borrowing.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

(12)	Separate Accounts

The Company’s separate accounts relate to variable individual annuities (in run-off), supplemental contracts, individual private placement funding agreements, and private placement variable universal life insurance products. The Company has $900,578 and $826,195 of assets legally insulated from the general account as of December 31, 2024 and 2023, respectively. The Company has no non-insulated assets as of December 31, 2024 and 2023, respectively. Information regarding the separate accounts of the Company are as follows:

	2024	2023
Premiums, considerations or deposits	$2,058	1,444
Reserves at December 31, for accounts with assets at
Fair value	$708,378	672,152
Contract value	192,200	154,043
Total reserves	$900,578	826,195
Reserves with withdrawal characteristics at fair value	$71,623	68,089
Not subject to discretionary withdrawal	828,955	758,106
Total reserves	$900,578	826,195

Fees paid by the separate accounts associated with investment management and administration of the separate accounts was $1,725 and $1,666 at December 31, 2024 and 2023, respectively. There were no amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC separate account annual statements or amounts reported as net transfers to separate accounts in the accompanying statements of operations for the years ended December 31, 2024 and 2023.

(13)	Capital and Surplus

As of December 31, 2024 and 2023, the Company has 2,500 authorized shares of common stock, with a par value of $1,500 per share and 2,000 shares issued and outstanding.

The Company did not receive capital contributions from EquiTrust Holdings LLC during 2024 and 2023. There is no capital contribution accrued as of December 31, 2024 and 2023. The Company is subject to statutory and regulatory restrictions imposed by the Arizona Department of Insurance which limits the amount of cash dividends that may be paid to the stockholders. Under Arizona law, cash dividends may be paid only from unassigned surplus. Additionally, the maximum aggregate amount of ordinary dividends that the Company may declare or pay during any twelve month period is the greater of (1) 10% of its statutory surplus, or (2) net gain from operations provided that unassigned surplus is positive and sufficient to cover the payment, each as reported in the prior year’s annual statement, unless written approval is obtained from the Arizona Department of Insurance granting a greater amount (extraordinary dividend). The Company may declare an ordinary dividend to shareholders without prior approval from the Arizona Department of Insurance in the amount of up to $275,637 in 2025.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

The ability of the Company to pay future dividends is dependent on business conditions, income, cash requirements of the Company, and other relevant factors.

(14)	Commitments and Contingencies

a.	Lease Commitments

The Company leases office space in four locations. A ten-year lease extension for an office in West Des Moines was signed on August 29, 2016 and the new payment terms took effect on January 1, 2017. A ten year lease for an office in Chicago was signed on January 11, 2016. On July 23, 2020, a second amendment to the Chicago lease was signed to include additional office space, which runs co-terminus with the original space. A five year lease for an office in Scottsdale AZ was signed on July 24, 2023. Rent expense under these leases totaled $931 and $1,207 in 2024 and 2023, respectively.

At December 31, 2024, the minimum aggregate future lease commitments of $2,642 are summarized as follows:

Operating
Year ended December 31	leases
2025	$1,010
2026	1,024
2027	368
2028	143
2029 and thereafter	97
$2,642

b.	Capital Funding Commitments

The Company has future outstanding commitments to fund or make certain additional investments to issuers of debt and equity investments.

The table below provides additional information regarding the outstanding commitments:

2024- Open
Commitments
USIT Investor LLC	$225,000
PD BridgeCo Holdings	125,000
JLC Infrastructure Fund II, L.P	75,260
JLC Infrastructure Fund I, L.P	17,591
Commercial mortgages	125,103
All other	101,830
$669,784

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

c.	Other Contingencies

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. There were no guaranty fund assessments in 2024 and 2023. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength.

d.	Litigation

The Company is involved in various lawsuits in the normal course of business. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2024 and 2023.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

(15)	Reconciliation with Statutory Financial Statements Filed

Subsequent to the filing of the 2024 annual statement, management identified presentation differences in the statutory Cash Flow included in the accompanying statutory financial statements. Management has moved cash activity associated with Changes in Deposit-Type Funds from Net Cash from Operations to Cash from Financing and Miscellaneous Activities for years 2024 and 2023. The Company also revised the amount of cash flow from Derivatives and Miscellaneous Proceeds to properly reflect cash activity for new accounts set up for the “Iowa Method” permitted practice for 2023. Other Sources, Net, has been broken out to provide transparency to some of its larger components for years 2024 and 2023. A reconciliation of presentation as reported in the annual statement to the amounts included in the accompanying Statutory Financial Statements as of and for the years ended December 31, 2024 and 2023 is provided below.

			2024 Annual	2024 Statutory
Cash Flow (Use)/Source	Change		Statement	Audit Report
Cash Flow from Operating Activities:
Benefits Paid	$(463,418)	#	(1,428,700)	(1,892,118)	#
Cash flow from financing and miscellaneous activities:
Other Cash Provided (Used):
Borrowed Funds	$-		74,935	74,935
Change in Deposit-Type Funds	464,503	#	-	464,503	#
Funds Held Under Conisurance	(21,276)	*	-	(21,276)	*
Changes in Receivable from Subsidiary	(1,145)	*	-	(1,145)	*
Changes in Payable from Subsidiary	460	*	-	460	*
Change in Derivative Liability	91,316	*	-	91,316	*
Other Sources, Net	(70,440)	*#	42,514	(27,926)	*#
Net cash used in financial and miscellaneous	$463,418		117,449	580,867
* Breakout Item
# Reclassifications Subsequent 2024 Annual Statement

			2023 Annual	2023 Statutory
Cash Flow (Use)/Source	Change		Statement	Audit Report
Cash Flow from Operating Activities:
Benefits Paid	$(23,596)	#	(1,989,317)	(2,012,913)	#
Cash Flow from Investing Activities
Derivatives and Miscellaneous Proceeds	$68,046	#	51,590	119,636
Cash flow from financing and miscellaneous activities:
Other Cash Provided (Used):
Borrowed Funds	$-		(99,991)	(99,991)
Change in Deposit-Type Funds	-	#	(361,722)	(361,722)	#
Funds Held Under Conisurance	(280,468)	*	-	(280,468)	*
Changes in Receivable from Subsidiary	2,124	*	-	2,124	*
Changes in Payable from Subsidiary	(786)	*	-	(786)	*
Payable for Securities Lending	(255,385)	*	-	(255,385)	*
Change in Derivative Liability	232,534	*	-	232,534	*
Other Sources, Net	(44,450)	#	44,450	-	#
Other Sources, Net	301,981	*	(322,418)	(20,437)	*
Net cash used in financial and miscellaneous	$(44,450)		(739,681)	(784,131)
* Breakout Item
# Reclassifications Subsequent 2023 Annual Statement

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(In thousands of dollars, except per share data)

(16)	Subsequent Events

Management has evaluated events subsequent to December 31, 2024 through April 16, 2025, the date these financial statements were available to be issued.

SUPPLEMENTAL SCHEDULES

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2024

(In thousands of dollars)

The following is a summary of certain financial data included in other exhibits and schedules and utilized by actuaries in the determination of reserves.

Investment Income Earned (excluding amortization of IMR):
Government bonds		$7,168
Other bonds (unaffiliated)		1,116,558
Bonds affiliates		-
Preferred stocks (unaffiliated)		12,428
Preferred stocks of affiliates		-
Common stocks (unaffiliated)		24,587
Common stocks of affiliates		-
Mortgage loans		184,645
Real estate		126
Premium notes, policy loans, and liens		463
Collateral loans (not included in codification)		-
Cash on hand and on deposit		42,774
Short-term investments		198,955
Other invested assets		122,340
Derivative instruments		119,195
Ceded investment income		(176,794)
Aggregate write-ins for investment income		37,139
Total gross investment income (excluding amortization of IMR)		$1,689,584
Real estate owned (book value less encumbrances)	$
Mortgage loans (book value):
Farm mortgages		$-
Residential mortgages		712,066
Commercial mortgages		3,199,351
Total mortgages loans		$3,911,417
Mortgage loans by standing (book value):
Good standing	$
Good standing with restructured terms		3,849,426
Interest overdue more than 90 days, not in foreclosure		7,447
Foreclosure in process		54,544
Total mortgages loans		$3,911,417
Other long-term assets (statement value)		$394,044
Collateral loans		769,856
Bonds and stocks of parents, subsidiaries, and affiliates (book value):
Bonds		$-
Preferred stocks		-
Common stocks		-

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2024

(In thousands of dollars)

Bonds and short-term investments by class and maturity
Bonds and short-term investments by maturity (statement value):
Due within one year	$3,616,896
Over 1 year through 5 years	5,695,962
Over 5 years through 10 years	6,670,032
Over 10 years through 20 years	5,160,285
Over 20 years	3,821,467
Total by maturity	$24,964,642
Bonds and short-term investments by class (statement value):
Class 1	$12,467,440
Class 2	11,517,427
Class 3	800,613
Class 4	117,614
Class 5	60,027
Class 6	1,521
Total by class	$24,964,642
Total bonds publicly traded	$11,232,622
Total bonds privately placed	13,732,020
Preferred stocks (statement value)	171,642
Common stocks (fair value)	232,672
Cash, cash equivalents and short-term investments (book value)	3,884,769
Financial options owned (current value)	163,785
Financial options written and in-force (current value)	-
Financial futures contracts open (current value)	17,959
Life insurance in-force:
Industrial	$-
Ordinary	997,163
Credit life	-
Group life	-
Amount of accidental death insurance in-force under ordinary policies	$-
Life insurance policies with disability provision in-force:
Industrial	$-
Ordinary	42,603
Credit life	-
Group life	-
Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$-
Income payable	26,199
Ordinary – involving life contingencies:
Income payable	$1,844

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2024

(In thousands of dollars)

Group – not involving life contingencies:
Amount on deposit	$-
Income payable	1,782
Group – involving life contingencies:
Income payable	$167
Annuities:
Ordinary:
Immediate – amount of income payable	$66,915
Deferred – fully paid account balances	12,396,531
Deferred – not fully paid account balances	9,124,825
Group:
Amount of income payable	$2,945
Deferred – fully paid account balances	968,620
Deferred – not fully paid account balances	269,413
Accidental and health insurance – premiums in force:
Ordinary	$-
Group	-
Credit	-
Deposit-funds and dividends accumulations:
Deposit-funds – account balance	$-
Dividend accumulations – account balance	-
Claim payments 2019:
Group accident health:
2019	$-
2018	-
2017	-
2016	-
2015	-
Prior	-
Other accident and health:
2019	$-
2018	-
2017	-
2016	-
2015	-
Prior	-
Other coverages that use developmental methods to calculate claim reserves:
2019	$-
2018	-
2017	-
2016	-
2015	-
Prior	-

See accompanying independent auditors’ report.

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2024

(In thousands of dollars)

	Gross investment holdings		Admitted assets as reported in the annual statement
	Amount	Percentage	Amount	Percentage
Long-term Bonds:
U.S. governments	$699,265	2.2%	$699,265	2.2%
All other governments	249	0.0%	249	0.0%
U.S. states, territories and possessions, etc. guaranteed	8,913	0.0%	8,913	0.0%
U.S. political subdivisions of states, territories, and possessions, guaranteed	130,963	0.4%	130,963	0.4%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	3,353,393	10.5%	3,353,393	10.5%
Industrial and miscellaneous	17,625,913	55.1%	17,625,913	55.1%
Hybrid securities	90,151	0.3%	90,151	0.3%
Parent, subsidiaries and affiliates	-	-	-	-
SVO identified funds	-	-	-	-
Unaffiliated bank loans	470,580	1.5%	470,580	1.5%
Total long-term bonds	22,379,427	70.0%	22,379,427	70.0%
Preferred stocks:
Industrial and miscellaneous (unaffiliated)	171,642	0.5%	171,642	0.5%
Parent, subsidiaries and affiliates	-	-	-	0.0%
Total preferred stocks	171,642	0.5%	171,642	0.5%
Common stocks:
Industrial and miscellaneous - publicly traded (unaffiliated)	-	-	-	-
Industrial and miscellaneous - other	232,672	0.7%	232,672	0.7%
Parent, subsidiaries and affiliates - publicly traded	-	-	-	-
Parent, subsidiaries and affiliates - other	-	-	-	-
Mutual funds	-	-	-	-
Unit investment trusts	-	-	-	-
Closed-end funds	-	-	-	-
Total common stocks	232,672	0.7%	232,672	0.7%
Mortgage loans:
Farm mortgages	-	-	-	-
Residential mortgages	719,062	2.2%	719,062	2.2%
Commercial mortgages	3,102,794	9.7%	3,102,794	9.7%
Mezzanine real estate loans	96,557	0.3%	96,557	0.3%
Valuation allowance	(6,996)	0.0%	(6,996)	0.0%
Total mortgage loans	3,911,417	12.2%	3,911,417	12.2%
Real estate
Properties occupied by company	-	-	-	-
Properties held for production of income	-	-	-	-
Properties held for sale	25,800	0.1%	25,800	0.1%
Total real estate	25,800	0.1%	25,800	0.1%
Cash, cash equivalents and short-term investments:
Cash	203,716	0.6%	203,716	0.6%
Cash equivalents	1,102,837	3.4%	1,102,837	3.4%
Short-term investments	2,578,216	8.1%	2,578,216	8.1%
Total cash, cash equivalents and short-term investments	3,884,769	12.1%	3,884,769	12.1%
Contract loans	6,705	0.0%	6,705	0.0%
Derivatives	181,744	0.6%	181,744	0.6%
Other invested assets	1,163,900	3.6%	1,163,900	3.6%
Receivables for securities	30,562	0.1%	30,562	0.1%
Securities lending	-	0.0%	-	0.0%
Total invested assets	$31,988,638	100.0%	$31,988,638	100.0%

See accompanying independent auditors’ report.

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2024

(In thousands of dollars)

The Company’s total admitted assets excluding separate account assets was $32,676,144 as filed in the 2024 annual statement.

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans at December 31, 2024 are as follows:

			Percent of total
Issuer	Type	Amount	admitted assets
American Media Productions, LLC	Bonds	350,000	1.1%
LCN, LLC	Bonds	230,191	0.7%
Kosmos Management, LLC	Bonds	188,836	0.6%
Supreme Universal Holdings LTD	Bonds	150,000	0.5%
Plus Power Enterprises	Bonds	100,000	0.3%
JLC Infrastructure Fund I LP	Other invested assets	96,036	0.3%
Washburn Financial Trust A-1	Bonds	93,550	0.3%
Virginia ST HSG Development Authority	Bonds	86,060	0.3%
Secured CF Finance 2020-12 LLC	Bonds	85,000	0.3%
Canby Asset Funding Trust	Bonds	83,300	0.3%

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks at December 31, 2024 by NAIC rating are as follows:

Bonds			Preferred Stocks
		Percentage of			Percentage of
NAIC Rating	Amount	total Admitted	NAIC Rating	Amount	total Admitted
NAIC-1	$9,882,224	30.2%	P/RP-1	$46,673	0.1%
NAIC-2	11,517,427	35.2%	P/RP-2	97,936	0.3%
NAIC-3	800,613	2.5%	P/RP-3	27,034	0.1%
NAIC-4	117,614	0.4%	P/RP-4	-	-
NAIC-5	60,027	0.2%	P/RP-5	-	-
NAIC-6	1,521	0.0%	P/RP-6	-	-

The Company holds admitted assets in foreign investments of approximately $2,877,910 or 8.8% of total admitted assets.

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2024

(In thousands of dollars)

The amounts and percentages of the Company’s total admitted assets held in foreign investments at December 31, 2024 by NAIC rating were as follows:

		Percentage of total
	Amount	admitted assets
Countries rated NAIC-1	$2,848,531	8.7%
Countries rated NAIC-2	29,376	0.1%
Countries rated NAIC-3 and below	-	-
	$2,877,907	8.8%

The largest foreign investment exposures in a single country categorized by NAIC sovereign rating:

		Percentage of total
	Amount	admitted assets
Countries rated NAIC-1
Country: Cayman Islands	$1,615,566	4.9%
Country: United Kingdom	321,775	1.0%
Countries rated NAIC-2
Country: Mexico	29,379	0.1%
Country: None	-
Countries rated NAIC-3 and below
None	-

The ten largest non-sovereign (i.e., nongovernmental) foreign issues:

			Percentage of total
Issuer	NAIC Rating	Amount	admitted assets
LCN EUROPEAN LLC	1	$149,285	0.5%
BRITISH TELECOM PLC	1	68,344	0.2%
HSBC HOLDINGS PLC	2	50,706	0.2%
1769 FUNDING INC	2	43,486	0.1%
BARCLAYS PLC	2	36,059	0.1%
COOPERATIVE RABOBANK UA	2	34,846	0.1%
VODAFONE GROUP PLC	2	32,353	0.1%
AERCAP IRELAND CAP GLOBA	2	30,256	0.1%
ESSAR OIL UK LIMITED	1	30,000	0.1%
TELEFONICA EMISIONES SAU	2	29,596	0.1%

The Company holds admitted assets in Canadian investments of $114,348 or 0.4% of total admitted assets.

The Company holds no assets with contractual sales restrictions; therefore, detail is not provided.

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2024

(In thousands of dollars)

The ten largest equity interests:

		Percentage of total
Issuer	Amount	admitted assets
FEDERAL HOME LOAN BANK OF DES MOINES	$176,500	0.5%
JLC INFRASTRUCTURE FUND I LP	96,036	0.3%
MC CREDIT FUND II LP	83,284	0.3%
ARBOR REALTY TRUST INC	54,918	0.2%
1543 CAPITAL MANAGEMENT	30,840	0.1%
VINEBROOK HOMES TRUST INC	30,344	0.1%
KKR CO INC	27,034	0.1%
PROJECT SUBMARINE	26,085	0.1%
ANTARES PRIVATE CREDIT FUND	25,000	0.1%
JLC INFRASTRUCTURE FUND II LP	22,600	0.1%

The Company holds no assets in general partnership interests; therefore, detail is not provided.

The Company holds mortgage loans of approximately $3,911,417 or 12.0% of total admitted assets; Information regarding the Company’s ten largest aggregate mortgage interests at December 31, 2024 is as follows:

			Percentage of total
Borrower	Type	Amount	admitted assets
GENESIS SKYWAY	COMMERCIAL	$60,000	0.2%
BBWI MIDWEST FULFILLMENT CENTER	COMMERCIAL	54,673	0.2%
HALLE INDUSTRIAL PORT (A&R)	COMMERCIAL	52,500	0.2%
FEDEX BOYLSTON	COMMERCIAL	52,200	0.2%
GREENPOINT IOS PORTFOLIO	COMMERCIAL	48,375	0.1%
56 NORTH APARTMENTS	COMMERCIAL	46,874	0.1%
RESIDENCES AT ROCK RANCH	COMMERCIAL	45,000	0.1%
THE LINX CLUB	COMMERCIAL	44,000	0.1%
GRAND CENTRAL STUDENT APARTMENTS	COMMERCIAL	43,654	0.1%
PRINCETON WEST INNOVATION	COMMERCIAL	41,387	0.1%

Aggregate mortgage loans have the following loan-to-value ratios as determined from the most recent appraisal as of the audited statement date:

Loan-value	Residential		Commercial		Agricultural
Above 95%	$1,197	-	$22,919	0.1%	$-	-
91% to 95%	-	-	-	-	-	-
81% to 90%	37,549	0.1%	10,338	0.1%	-	-
71% to 80%	288,114	0.9%	130,289	0.4%	-	-
Below 70%	392,202	1.2%	3,035,805	9.3%	-	-

The Company holds investments in real estate of $25,800 or 0.1% of total admitted assets; therefore, detail is not provided.

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2024

(In thousands of dollars)

The Company holds investments in mezzanine real estate loans of $96,557 or 0.3% of total admitted assets; therefore, detail is not provided.

Amounts and percentage of the Company’s total admitted assets subject to the following types of agreements:

			At end of each quarter
	December 31,	Percentage of total
	2024 amount	admitted assets	1st Qtr amount	2nd Qtr amount	3rd Qtr amount
Reverse repurchase agreements	$120,144	0.4%	$240,799	238,809	120,144

The amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for swaps and forwards are as follows:

	Owned		At end of each quarter
	December 31,	Percentage of total
Swaps and forwards	2024 amount	admitted assets	1st Qtr amount	2nd Qtr amount	3rd Qtr amount
Hedging	$1,929	-	$1,107	1,028	916
Replications	-	-	-	-	-
Other	-	-	-	-	-

The amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures are as follows:

	Owned		At end of each quarter
	December 31,	Percentage of total
Futures	2024 amount	admitted assets	1st Qtr amount	2nd Qtr amount	3rd Qtr amount
Other	$-	-	$-	-	-

See accompanying independent auditors’ report.

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2024

(In thousands of dollars)

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

N/A

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

N/A

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2024

(In thousands of dollars)

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:
(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;
(b)	Provisions that permit settlements to be made less frequently than quarterly;
(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒	N/A	N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒	N/A	Yes ☐ No ☐ N/A ☒

5.	Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2024

(In thousands of dollars)

See accompanying independent auditors’ report.